UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: May 31

Date of reporting period: May 31, 2021

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	May 31, 2021

WESTERN ASSET

INTERMEDIATE BOND FUND

The Fund intends to no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies of the reports from the Fund or from your Service Agent or financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your Service Agent or, if you are a direct shareholder with the Fund, by calling 1-877-721-1926.

You may elect to receive all future reports in paper free of charge. If you invest through a Service Agent, you can contact your Service Agent to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account at that Service Agent. If you are a direct shareholder with the Fund, you can call the Fund at 1-877-721-1926, or write to the Fund by regular mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by express, certified or registered mail to Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account held directly with the fund complex.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain an average duration which is expected to range within 20% of the duration of its benchmark.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Intermediate Bond Fund for the twelve-month reporting period ended May 31, 2021. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

June 30, 2021

II	Western Asset Intermediate Bond Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average durationi specified below. The Fund invests in a portfolio of fixed income securities of various maturities and, under normal market conditions, will invest at least 80% of its net assets in debt and fixed income securities. Although the Fund may invest in debt and fixed income securities of any maturity, under normal market conditions, the target dollar-weighted average effective durationii for the Fund, as estimated by the Fund’s subadviser, is expected to range within 20% of the duration of its benchmark, the Bloomberg Barclays Intermediate U.S. Government/Credit Indexiii.

The Fund presently intends to limit its investments to U.S. dollar-denominated securities and currently anticipates that it will only purchase debt securities that are rated in the Baa or BBB categories or above at the time of purchase by one or more Nationally Recognized Statistical Rating Organizations (“NRSROs”) or unrated securities that we determined to be of comparable quality at the time of purchase (that is, “investment grade securities”). The Fund may invest up to 25% of its total assets in the securities of non-U.S. issuers. The Fund intends to invest a substantial portion of its assets in mortgage-backed and asset-backed securities.

The Fund may also enter into various exchange-traded and over-the-counter derivative transactions for both hedging and non-hedging purposes, including for purposes of enhancing returns. These derivative transactions include, but are not limited to, bond and interest rate futures, options on bonds and swaps, options on bond and interest rate futures, futures, options and swaps.

In particular, the Fund may use interest rate swaps, credit default swaps (including buying and selling credit default swaps on individual securities and/or baskets of securities), options (including options on credit default swaps), and/or futures contracts (including options on futures contracts) to a significant extent, although the amounts invested in these instruments may change from time to time. Other instruments may also be used to a significant extent from time to time.

At Western Asset Management Company, LLC (“Western Asset”), the Fund’s subadviser, we utilize a fixed income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Fixed income markets experienced periods of elevated volatility and, overall, modestly declined over the twelve-month reporting period ended May 31, 2021. Volatility was driven by a number of factors, including risk aversion as the COVID-19 pandemic escalated, sharply

Western Asset Intermediate Bond Fund 2021 Annual Report	1

Fund overview (cont’d)

falling global growth, nascent inflation concerns, and a number of geopolitical events. Most spread sectors (non-Treasuries) outperformed similar duration Treasuries, especially as the reporting period progressed. This was driven by continued monetary policy accommodation from the Federal Reserve Board (the “Fed”)iv, prospects for increased fiscal spending under a Democrat-controlled U.S. federal government and the rollout of several COVID-19 vaccines which triggered increased investor risk appetite.

Short-term U.S. Treasury yields edged lower, as the Fed held the federal funds ratev in a range between 0.00% and 0.25%. The yield for the two-year Treasury note began the reporting period at 0.16% and ended the period at 0.14%. The low of 0.09% occurred on February 5, 2021 and the high of 0.22% took place on June 5 and June 8, 2020. In contrast, long-term U.S. Treasury yields moved sharply higher, as positive economic data and a fiscal relief bill contributed to inflationary concerns and fears that the Fed may remove its monetary policy accommodations sooner than previously anticipated. The yield for the ten-year Treasury note began the reporting period at 0.65%. The low of 0.52% occurred on August 4, 2020, and the high of 1.74% took place on March 19 and March 31, 2021. The ten-year Treasury yield then ended the period at 1.58%. All told, the Bloomberg Barclays U.S. Aggregate Indexvi returned -0.40% for the twelve months ended May 31, 2021.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund during the reporting period. We generally maintained an overweight duration position relative to the benchmark for most of the reporting period, as a risk-off hedge for spread product positions (non-Treasuries) and as the market had priced-in an aggressive pace of Fed rate hikes. Additionally, we added to the Fund’s overweight exposure to investment-grade corporate bonds early in the reporting period when spreads were relatively wide. As spreads tightened significantly later in the reporting period, we began to trim some of the Fund’s exposure to certain high-quality investment-grade corporate bonds that we felt were close to being fully valued. We meaningfully reduced the Fund’s overweight allocation to Treasury Inflation-Protected Securities (“TIPS”)vii as breakeven inflation rates rose. In contrast, we gradually reduced the Fund’s underweight allocation to Treasury securities. We maintained an overweight exposure in spread sectors where we saw relative value, including agency mortgage-backed securities (“MBS”), high-yield corporate bonds, structured products and emerging market debt.

During the reporting period, U.S. Treasury futures, options and interest rate swaps and Eurodollar futures were used to manage the Fund’s duration and yield curveviii exposure. These instruments contributed to performance in aggregate. Index credit default swaps (CDX) were used to manage the Fund’s exposure to credit index spread levels and contributed to results.

2	Western Asset Intermediate Bond Fund 2021 Annual Report

Performance review

For the twelve months ended May 31, 2021, Class I shares of Western Asset Intermediate Bond Fund returned 2.66%. The Fund’s unmanaged benchmark, the Bloomberg Barclays Intermediate U.S. Government/Credit Index, returned 0.73% for the same period. The Lipper Core Plus Bond Funds Category Averageix returned 3.38% over the same time frame.

Performance Snapshot as of May 31, 2021 (unaudited)
(excluding sales charges)	6 months	12 months
Western Asset Intermediate Bond Fund:
Class A	-0.84%	2.51%
Class C	-1.18%	1.75%
Class R	-0.99%	2.14%
Class I	-0.78%	2.66%
Class IS	-0.65%	2.86%
Bloomberg Barclays Intermediate U.S. Government/Credit Index	-0.77%	0.73%
Lipper Core Plus Bond Funds Category Average	-1.12%	3.38%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended May 31, 2021 for Class A, Class C, Class R, Class I and Class IS shares were 0.84%, 0.21%, 0.63%, 1.25% and 1.32%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yield for Class R shares would have been 0.61%. The 30-Day SEC Yield, calculated pursuant to the standard SEC formula, is based on a Fund’s investments over an annualized trailing 30-day period, and not on the distributions paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated September 30, 2020, the gross total annual fund operating expense ratios for Class A, Class C, Class R, Class I and Class IS shares were 0.90%, 1.56%, 1.57%, 0.55% and 0.44%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets will not exceed 0.90% for

Western Asset Intermediate Bond Fund 2021 Annual Report	3

Fund overview (cont’d)

Class A shares, 1.65% for Class C shares, 1.15% for Class R shares and 0.45% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2022 without the Board of Directors’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. This management fee waiver is not subject to the recapture provision discussed below.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The Fund’s largest contributor to performance was its structured product exposure. In particular, overweight to asset-backed securities (“ABS”), commercial mortgage-backed securities (“CMBS”) and agency residential mortgage-backed securities (“RMBS”) were additive for returns as their spreads narrowed.

The Fund’s allocations to investment-grade and high-yield corporate bonds were additive for performance. Their spreads narrowed given improving economic conditions and rising corporate earnings, coupled with generally solid demand. An allocation to emerging markets was also rewarded, as was the Fund’s TIPS exposure.

Q. What were the leading detractors from performance?

A. The Fund significantly outperformed its benchmark during the reporting period. Duration and yield curve positioning were the largest detractors from performance as the portfolio was generally positioned for a yield curve flattening environment. Over the course of the reporting period the broad swath of the yield curve steepened. Elsewhere, an allocation to agency MBS was also a modest headwind for results.

Thank you for your investment in Western Asset Intermediate Bond Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company, LLC

June 16, 2021

RISKS: Fixed income securities involve interest rate, credit, inflation and reinvestment risks. As interest rates rise, the value of fixed income securities falls. Derivatives, such as options, futures and swaps, can be illiquid, may disproportionately increase losses, and have a potentially large

4	Western Asset Intermediate Bond Fund 2021 Annual Report

impact on Fund performance. International investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less developed and are less stable than those of more developed countries Asset-backed, mortgage-backed or mortgage-related securities are subject to prepayment and extension risks. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of May 31, 2021 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 12 through 53 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of May 31, 2021 were: U.S. Government & Agency Obligations (32.4%), Financials (16.0%), Mortgage-Backed Securities (7.4%), Asset-Backed Securities (7.1%) and Collateralized Mortgage Obligations (6.9%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Western Asset Intermediate Bond Fund 2021 Annual Report	5

Fund overview (cont’d)

[i]

Duration is the measure of the price sensitivity of a fixed income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

Effective duration is a duration calculation for bonds with embedded options. Effective duration takes into account that expected cash flows will fluctuate as interest rates change. Please note, duration measures the sensitivity of price (the value of principal) of a fixed income investment to a change in interest rates.

iii

The Bloomberg Barclays Intermediate U.S. Government/Credit Index is a market value weighted performance benchmark for government and corporate fixed-rate debt issues (rated Baa/ BBB or higher) with maturities between one and ten years.

iv

The Federal Reserve Board (the “Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

[v]	The federal funds rate is the target interest rate set by the Federal Open Market Committee at which commercial banks borrow and lend their excess reserves to each other overnight.

vi

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vii

U.S. Treasury Inflation-Protected Securities (“TIPS”) are inflation-indexed securities issued by the U.S. Treasury in five-year, ten-year and thirty-year maturities. The principal is adjusted to the Consumer Price Index, the commonly used measure of inflation. The coupon rate is constant, but generates a different amount of interest when multiplied by the inflation-adjusted principal.

viii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

ix

Lipper, Inc., a wholly-owned subsidiary of Refinitiv, provides independent insight on global collective investments. Returns are based on the period ended May 31, 2021, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 315 funds for the six-month period and among the 307 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

6	Western Asset Intermediate Bond Fund 2021 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of May 31, 2021 and May 31, 2020 and does not include derivatives such as written options, futures contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

‡	Represents less than 0.1%

Western Asset Intermediate Bond Fund 2021 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on December 1, 2020 and held for the six months ended May 31, 2021.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	-0.84%	$1,000.00	$991.60	0.75%	$3.72	Class A	5.00%	$1,000.00	$1,021.19	0.75%	$3.78
Class C	-1.18	1,000.00	988.20	1.54	7.63	Class C	5.00	1,000.00	1,017.25	1.54	7.75
Class R	-0.99	1,000.00	990.10	1.15	5.71	Class R	5.00	1,000.00	1,019.20	1.15	5.79
Class I	-0.78	1,000.00	992.20	0.54	2.68	Class I	5.00	1,000.00	1,022.24	0.54	2.72
Class IS	-0.65	1,000.00	993.50	0.44	2.19	Class IS	5.00	1,000.00	1,022.74	0.44	2.22

8	Western Asset Intermediate Bond Fund 2021 Annual Report

[1]	For the six months ended May 31, 2021.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 365.

Western Asset Intermediate Bond Fund 2021 Annual Report	9

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class R	Class I	Class IS
Twelve Months Ended 5/31/21	2.51%	1.75%	2.14%	2.66%	2.86%
Five Years Ended 5/31/21	3.30	2.62	3.07	3.69	3.77
Ten Years Ended 5/31/21	N/A	N/A	N/A	3.43	3.50
Inception* through 5/31/21	2.89	2.19	2.64	—	—

With sales charges[2]	Class A	Class C	Class R	Class I	Class IS
Twelve Months Ended 5/31/21	-1.89%	0.77%	2.14%	2.66%	2.86%
Five Years Ended 5/31/21	2.41	2.62	3.07	3.69	3.77
Ten Years Ended 5/31/21	N/A	N/A	N/A	3.43	3.50
Inception* through 5/31/21	2.40	2.19	2.64	—	—

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 4/30/12 through 5/31/21)	29.55%
Class C (Inception date of 4/30/12 through 5/31/21)	21.73
Class R (Inception date of 4/30/12 through 5/31/21)	26.70
Class I (5/31/11 through 5/31/21)	40.15
Class IS (5/31/11 through 5/31/21)	41.12

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, C, R, I and IS shares are April 30, 2012, April 30, 2012, April 30, 2012, July 1, 1994 and October 3, 2008, respectively.

10	Western Asset Intermediate Bond Fund 2021 Annual Report

Historical performance

Value of $1,000,000 invested in

Class I Shares of Western Asset Intermediate Bond Fund vs. Bloomberg Barclays Intermediate U.S. Government/ Credit Index† — May 2011 - May 2021

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $1,000,000 invested in Class I shares of Western Asset Intermediate Bond Fund on May 31, 2011, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through May 31, 2021. The hypothetical illustration also assumes a $1,000,000 investment in the Bloomberg Barclays Intermediate U.S. Government/Credit Index. The Bloomberg Barclays Intermediate U.S. Government/Credit Index (the “Index”) is a market value weighted performance benchmark for government and corporate fixed-rate debt issues (rated Baa/BBB or higher) with maturities between one and ten years. The Index is unmanaged and not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the performance of Class I shares performance indicated on this chart, depending on whether higher or lower sales charges and fees were incurred by shareholders investing in the other classes.

Western Asset Intermediate Bond Fund 2021 Annual Report	11

Schedule of investments

May 31, 2021

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Corporate Bonds & Notes — 39.4%
Communication Services — 2.7%
Diversified Telecommunication Services — 1.1%
AT&T Inc., Senior Notes	4.250%	3/1/27	$580,000	$660,055
AT&T Inc., Senior Notes	2.300%	6/1/27	790,000	818,712
AT&T Inc., Senior Notes	1.650%	2/1/28	40,000	39,484
AT&T Inc., Senior Notes	2.250%	2/1/32	50,000	48,149
Telefonica Emisiones SA, Senior Notes	4.895%	3/6/48	870,000	999,813
Verizon Communications Inc., Senior Notes	3.500%	11/1/24	740,000	804,569
Verizon Communications Inc., Senior Notes	3.376%	2/15/25	559,000	609,570
Verizon Communications Inc., Senior Notes	0.850%	11/20/25	320,000	317,027
Verizon Communications Inc., Senior Notes	1.450%	3/20/26	430,000	434,383
Verizon Communications Inc., Senior Notes	2.625%	8/15/26	300,000	319,133
Verizon Communications Inc., Senior Notes	4.125%	3/16/27	930,000	1,062,838
Verizon Communications Inc., Senior Notes	3.000%	3/22/27	140,000	150,923
Verizon Communications Inc., Senior Notes	2.100%	3/22/28	530,000	537,348
Verizon Communications Inc., Senior Notes	4.329%	9/21/28	484,000	556,842
Verizon Communications Inc., Senior Notes	3.875%	2/8/29	360,000	406,357
Verizon Communications Inc., Senior Notes	1.680%	10/30/30	954,000	895,981
Verizon Communications Inc., Senior Notes	2.550%	3/21/31	840,000	845,332
Verizon Communications Inc., Senior Notes	2.650%	11/20/40	1,800,000	1,661,544
Verizon Communications Inc., Senior Notes	3.850%	11/1/42	30,000	32,886
Verizon Communications Inc., Senior Notes	4.125%	8/15/46	110,000	123,936

See Notes to Financial Statements.

12	Western Asset Intermediate Bond Fund 2021 Annual Report

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Diversified Telecommunication Services — continued
Verizon Communications Inc., Senior Notes	4.862%	8/21/46	$190,000	$236,045
Verizon Communications Inc., Senior Notes	4.000%	3/22/50	160,000	175,278
Total Diversified Telecommunication Services				11,736,205
Entertainment — 0.0%††
Walt Disney Co., Senior Notes	3.000%	9/15/22	170,000	176,152
Interactive Media & Services — 0.2%
Alphabet Inc., Senior Notes	0.450%	8/15/25	100,000	99,292
Alphabet Inc., Senior Notes	0.800%	8/15/27	220,000	214,195
Alphabet Inc., Senior Notes	1.100%	8/15/30	240,000	224,526
Alphabet Inc., Senior Notes	2.050%	8/15/50	400,000	338,430
Tencent Holdings Ltd., Senior Notes	3.595%	1/19/28	1,200,000	1,297,172	(a)
Total Interactive Media & Services				2,173,615
Media — 1.1%
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	4.908%	7/23/25	4,930,000	5,609,380
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	4.800%	3/1/50	170,000	186,921
Comcast Corp., Senior Notes	3.375%	2/15/25	280,000	305,876
Comcast Corp., Senior Notes	3.100%	4/1/25	30,000	32,550
Comcast Corp., Senior Notes	3.950%	10/15/25	1,910,000	2,145,410
Comcast Corp., Senior Notes	3.150%	3/1/26	330,000	360,443
Comcast Corp., Senior Notes	3.300%	4/1/27	190,000	209,511
Comcast Corp., Senior Notes	4.150%	10/15/28	1,520,000	1,753,368
Comcast Corp., Senior Notes	3.400%	4/1/30	290,000	316,311
Comcast Corp., Senior Notes	3.250%	11/1/39	210,000	216,869
Comcast Corp., Senior Notes	3.750%	4/1/40	50,000	54,957
Comcast Corp., Senior Notes	4.700%	10/15/48	60,000	74,450
Comcast Corp., Senior Notes	3.450%	2/1/50	100,000	104,217
Comcast Corp., Senior Notes	2.800%	1/15/51	50,000	46,150
Fox Corp., Senior Notes	4.030%	1/25/24	170,000	184,925
Fox Corp., Senior Notes	4.709%	1/25/29	210,000	243,665
Total Media				11,845,003
Wireless Telecommunication Services — 0.3%
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, Senior Secured Notes	3.360%	9/20/21	148,750	149,233	(a)

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2021 Annual Report	13

Schedule of investments (cont’d)

May 31, 2021

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Wireless Telecommunication Services — continued
T-Mobile USA Inc., Senior Secured Notes	3.500%	4/15/25	$490,000	$532,412
T-Mobile USA Inc., Senior Secured Notes	3.750%	4/15/27	90,000	99,089
T-Mobile USA Inc., Senior Secured Notes	2.050%	2/15/28	90,000	89,752
T-Mobile USA Inc., Senior Secured Notes	3.875%	4/15/30	1,120,000	1,229,732
T-Mobile USA Inc., Senior Secured Notes	2.550%	2/15/31	290,000	287,993
T-Mobile USA Inc., Senior Secured Notes	2.250%	11/15/31	250,000	240,440
T-Mobile USA Inc., Senior Secured Notes	3.000%	2/15/41	200,000	188,056
T-Mobile USA Inc., Senior Secured Notes	3.300%	2/15/51	40,000	37,691
Total Wireless Telecommunication Services				2,854,398
Total Communication Services				28,785,373
Consumer Discretionary — 2.0%
Automobiles — 0.4%
BMW US Capital LLC, Senior Notes	1.850%	9/15/21	80,000	80,283	(a)
Ford Motor Credit Co. LLC, Senior Notes	5.875%	8/2/21	800,000	805,000
Ford Motor Credit Co. LLC, Senior Notes	3.664%	9/8/24	200,000	209,109
General Motors Financial Co. Inc., Senior Notes	3.450%	4/10/22	880,000	899,257
General Motors Financial Co. Inc., Senior Notes	3.700%	5/9/23	1,230,000	1,296,062
Toyota Motor Corp., Senior Notes	1.339%	3/25/26	1,150,000	1,166,982
Total Automobiles				4,456,693
Hotels, Restaurants & Leisure — 0.6%
Las Vegas Sands Corp., Senior Notes	3.200%	8/8/24	310,000	326,100
Las Vegas Sands Corp., Senior Notes	2.900%	6/25/25	40,000	41,783
McDonald’s Corp., Senior Notes	3.350%	4/1/23	800,000	843,358
McDonald’s Corp., Senior Notes	3.300%	7/1/25	320,000	348,656
McDonald’s Corp., Senior Notes	1.450%	9/1/25	80,000	81,854
McDonald’s Corp., Senior Notes	3.700%	1/30/26	130,000	144,649
McDonald’s Corp., Senior Notes	3.500%	3/1/27	560,000	619,575
McDonald’s Corp., Senior Notes	3.500%	7/1/27	160,000	177,853
McDonald’s Corp., Senior Notes	3.800%	4/1/28	650,000	731,104
McDonald’s Corp., Senior Notes	3.600%	7/1/30	240,000	265,775
McDonald’s Corp., Senior Notes	3.625%	9/1/49	60,000	63,107
McDonald’s Corp., Senior Notes	4.200%	4/1/50	510,000	590,217
Sands China Ltd., Senior Notes	4.600%	8/8/23	1,320,000	1,412,974
Total Hotels, Restaurants & Leisure				5,647,005

See Notes to Financial Statements.

14	Western Asset Intermediate Bond Fund 2021 Annual Report

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Household Durables — 0.0%††
Newell Brands Inc., Senior Notes	4.350%	4/1/23	$198,000	$208,513
Newell Brands Inc., Senior Notes	4.700%	4/1/26	10,000	11,250
Total Household Durables				219,763
Internet & Direct Marketing Retail — 0.4%
Amazon.com Inc., Senior Notes	0.400%	6/3/23	1,040,000	1,044,990
Amazon.com Inc., Senior Notes	0.800%	6/3/25	240,000	241,723
Amazon.com Inc., Senior Notes	1.200%	6/3/27	350,000	349,011
Amazon.com Inc., Senior Notes	3.150%	8/22/27	2,080,000	2,296,324
Amazon.com Inc., Senior Notes	1.500%	6/3/30	250,000	241,471
Amazon.com Inc., Senior Notes	2.100%	5/12/31	100,000	100,361
Amazon.com Inc., Senior Notes	2.500%	6/3/50	240,000	215,811
Amazon.com Inc., Senior Notes	4.250%	8/22/57	60,000	72,484
Total Internet & Direct Marketing Retail				4,562,175
Multiline Retail — 0.0%††
Dollar General Corp., Senior Notes	3.250%	4/15/23	50,000	52,285
Specialty Retail — 0.5%
Home Depot Inc., Senior Notes	2.500%	4/15/27	3,020,000	3,220,573
Home Depot Inc., Senior Notes	3.900%	12/6/28	40,000	45,891
Home Depot Inc., Senior Notes	3.300%	4/15/40	210,000	221,399
Home Depot Inc., Senior Notes	3.900%	6/15/47	30,000	34,060
Lowe’s Cos. Inc., Senior Notes	4.500%	4/15/30	210,000	245,629
Target Corp., Senior Notes	2.250%	4/15/25	450,000	475,844
TJX Cos. Inc., Senior Notes	3.500%	4/15/25	320,000	350,559
TJX Cos. Inc., Senior Notes	3.750%	4/15/27	90,000	101,108
Total Specialty Retail				4,695,063
Textiles, Apparel & Luxury Goods — 0.1%
NIKE Inc., Senior Notes	2.400%	3/27/25	260,000	275,811
NIKE Inc., Senior Notes	2.750%	3/27/27	420,000	454,193
NIKE Inc., Senior Notes	2.850%	3/27/30	410,000	439,273
NIKE Inc., Senior Notes	3.250%	3/27/40	100,000	105,947
NIKE Inc., Senior Notes	3.375%	3/27/50	20,000	21,564
Total Textiles, Apparel & Luxury Goods				1,296,788
Total Consumer Discretionary				20,929,772
Consumer Staples — 1.7%
Beverages — 0.4%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	3.500%	6/1/30	1,450,000	1,588,801
Coca-Cola Co., Senior Notes	3.375%	3/25/27	1,090,000	1,219,270
Coca-Cola Co., Senior Notes	1.450%	6/1/27	520,000	527,961

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2021 Annual Report	15

Schedule of investments (cont’d)

May 31, 2021

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Beverages — continued
Diageo Capital PLC, Senior Notes	3.500%	9/18/23	$220,000	$235,306
PepsiCo Inc., Senior Notes	0.750%	5/1/23	560,000	566,184
PepsiCo Inc., Senior Notes	2.250%	3/19/25	50,000	52,887
PepsiCo Inc., Senior Notes	2.625%	3/19/27	60,000	64,802
PepsiCo Inc., Senior Notes	1.625%	5/1/30	300,000	292,021
PepsiCo Inc., Senior Notes	3.625%	3/19/50	40,000	44,528
PepsiCo Inc., Senior Notes	3.875%	3/19/60	140,000	164,187
Total Beverages				4,755,947
Food & Staples Retailing — 0.2%
Costco Wholesale Corp., Senior Notes	1.375%	6/20/27	830,000	835,278
Costco Wholesale Corp., Senior Notes	1.600%	4/20/30	170,000	164,921
Walmart Inc., Senior Notes	3.400%	6/26/23	180,000	191,081
Walmart Inc., Senior Notes	3.550%	6/26/25	140,000	155,371
Walmart Inc., Senior Notes	3.050%	7/8/26	530,000	582,185
Walmart Inc., Senior Notes	3.700%	6/26/28	320,000	363,385
Total Food & Staples Retailing				2,292,221
Food Products — 0.5%
Danone SA, Senior Notes	2.077%	11/2/21	1,840,000	1,851,670	(a)
Hershey Co., Senior Notes	0.900%	6/1/25	140,000	140,797
Mars Inc., Senior Notes	2.700%	4/1/25	360,000	383,941	(a)
Mars Inc., Senior Notes	3.200%	4/1/30	1,160,000	1,258,005	(a)
Mondelez International Holdings Netherlands BV, Senior Notes	2.125%	9/19/22	300,000	306,989	(a)
Mondelez International Inc., Senior Notes	1.500%	5/4/25	900,000	921,280
Total Food Products				4,862,682
Household Products — 0.1%
Kimberly-Clark Corp., Senior Notes	3.100%	3/26/30	130,000	141,999
Procter & Gamble Co., Senior Notes	2.800%	3/25/27	80,000	87,121
Procter & Gamble Co., Senior Notes	3.000%	3/25/30	260,000	283,491
Total Household Products				512,611
Tobacco — 0.5%
Altria Group Inc., Senior Notes	2.350%	5/6/25	130,000	136,266
Altria Group Inc., Senior Notes	4.800%	2/14/29	269,000	308,355
Altria Group Inc., Senior Notes	2.450%	2/4/32	2,620,000	2,483,421
Altria Group Inc., Senior Notes	6.200%	2/14/59	115,000	144,589
BAT Capital Corp., Senior Notes	3.557%	8/15/27	1,500,000	1,594,804
Cargill Inc., Senior Notes	1.375%	7/23/23	470,000	479,974	(a)

See Notes to Financial Statements.

16	Western Asset Intermediate Bond Fund 2021 Annual Report

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Tobacco — continued
Philip Morris International Inc., Senior Notes	1.125%	5/1/23	$280,000	$284,770
Philip Morris International Inc., Senior Notes	2.100%	5/1/30	310,000	303,472
Total Tobacco				5,735,651
Total Consumer Staples				18,159,112
Energy — 5.6%
Energy Equipment & Services — 0.0%††
Halliburton Co., Senior Notes	3.800%	11/15/25	45,000	49,899
Oil, Gas & Consumable Fuels — 5.6%
Apache Corp., Senior Notes	3.250%	4/15/22	485,000	491,317
Apache Corp., Senior Notes	4.375%	10/15/28	1,030,000	1,058,068
Apache Corp., Senior Notes	4.250%	1/15/30	180,000	181,581
BP Capital Markets America Inc., Senior Notes	3.216%	11/28/23	510,000	543,607
BP Capital Markets America Inc., Senior Notes	3.410%	2/11/26	420,000	462,997
BP Capital Markets America Inc., Senior Notes	3.119%	5/4/26	1,990,000	2,170,466
BP Capital Markets America Inc., Senior Notes	3.588%	4/14/27	970,000	1,080,188
BP Capital Markets America Inc., Senior Notes	3.633%	4/6/30	320,000	355,323
BP Capital Markets PLC, Senior Notes	3.535%	11/4/24	80,000	87,745
BP Capital Markets PLC, Senior Notes	3.506%	3/17/25	500,000	551,065
Cameron LNG LLC, Senior Secured Notes	2.902%	7/15/31	350,000	364,207	(a)
Chevron Corp., Senior Notes	1.554%	5/11/25	470,000	485,564
Chevron Corp., Senior Notes	1.995%	5/11/27	260,000	270,166
Chevron Corp., Senior Notes	3.078%	5/11/50	60,000	59,749
Chevron USA Inc., Senior Notes	3.850%	1/15/28	620,000	707,925
Chevron USA Inc., Senior Notes	3.250%	10/15/29	490,000	538,424
Cimarex Energy Co., Senior Notes	4.375%	6/1/24	180,000	196,877
Cimarex Energy Co., Senior Notes	3.900%	5/15/27	1,830,000	2,013,239
Cimarex Energy Co., Senior Notes	4.375%	3/15/29	100,000	112,382
ConocoPhillips, Senior Notes	3.750%	10/1/27	160,000	180,013	(a)
ConocoPhillips, Senior Notes	4.300%	8/15/28	770,000	885,009	(a)
Continental Resources Inc., Senior Notes	3.800%	6/1/24	1,020,000	1,072,346
Devon Energy Corp., Senior Notes	5.850%	12/15/25	1,360,000	1,610,164
Diamondback Energy Inc., Senior Notes	2.875%	12/1/24	1,990,000	2,117,208
Diamondback Energy Inc., Senior Notes	3.250%	12/1/26	170,000	183,115

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2021 Annual Report	17

Schedule of investments (cont’d)

May 31, 2021

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Oil, Gas & Consumable Fuels — continued
Diamondback Energy Inc., Senior Notes	3.500%	12/1/29	$20,000	$21,216
Ecopetrol SA, Senior Notes	5.375%	6/26/26	2,440,000	2,684,683
Energy Transfer LP, Senior Notes	4.500%	4/15/24	20,000	21,926
Energy Transfer LP, Senior Notes	2.900%	5/15/25	400,000	421,471
Energy Transfer LP, Senior Notes	4.950%	6/15/28	70,000	80,242
Energy Transfer LP, Senior Notes	3.750%	5/15/30	1,120,000	1,193,178
Energy Transfer LP/Regency Energy Finance Corp., Senior Notes	4.500%	11/1/23	500,000	537,971
Enterprise Products Operating LLC, Senior Notes	4.150%	10/16/28	2,290,000	2,603,895
Enterprise Products Operating LLC, Senior Notes	3.125%	7/31/29	720,000	766,706
Enterprise Products Operating LLC, Senior Notes	2.800%	1/31/30	430,000	447,773
EOG Resources Inc., Senior Notes	4.150%	1/15/26	740,000	835,606
EOG Resources Inc., Senior Notes	4.375%	4/15/30	210,000	244,732
Exxon Mobil Corp., Senior Notes	1.571%	4/15/23	80,000	81,960
Exxon Mobil Corp., Senior Notes	2.992%	3/19/25	1,850,000	1,998,421
Exxon Mobil Corp., Senior Notes	3.043%	3/1/26	1,670,000	1,819,669
Exxon Mobil Corp., Senior Notes	4.327%	3/19/50	30,000	35,586
KazMunayGas National Co. JSC, Senior Notes	5.375%	4/24/30	1,070,000	1,279,011	(a)
KazMunayGas National Co. JSC, Senior Notes	5.750%	4/19/47	660,000	814,613	(a)
Kinder Morgan Inc., Senior Notes	4.300%	6/1/25	410,000	458,286
Kinder Morgan Inc., Senior Notes	4.300%	3/1/28	290,000	328,169
MPLX LP, Senior Notes	4.125%	3/1/27	780,000	874,542
MPLX LP, Senior Notes	4.800%	2/15/29	1,120,000	1,299,345
Occidental Petroleum Corp., Senior Notes	2.700%	2/15/23	642,000	646,664
Occidental Petroleum Corp., Senior Notes	6.950%	7/1/24	120,000	133,590
Occidental Petroleum Corp., Senior Notes	2.900%	8/15/24	430,000	429,463
Occidental Petroleum Corp., Senior Notes	5.550%	3/15/26	1,730,000	1,848,938
Occidental Petroleum Corp., Senior Notes	3.400%	4/15/26	910,000	888,438
Occidental Petroleum Corp., Senior Notes	3.000%	2/15/27	500,000	473,675
Pertamina Persero PT, Senior Notes	6.000%	5/3/42	580,000	696,272	(a)
Petrobras Global Finance BV, Senior Notes	4.375%	5/20/23	420,000	445,830
Petrobras Global Finance BV, Senior Notes	6.250%	3/17/24	470,000	528,111
Petrobras Global Finance BV, Senior Notes	6.850%	6/5/2115	390,000	438,674
Petroleos del Peru SA, Senior Notes	4.750%	6/19/32	2,040,000	2,124,660	(a)
Petroleos Mexicanos, Senior Notes	4.875%	1/18/24	500,000	524,700

See Notes to Financial Statements.

18	Western Asset Intermediate Bond Fund 2021 Annual Report

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Oil, Gas & Consumable Fuels — continued
Petroleos Mexicanos, Senior Notes	4.250%	1/15/25	$760,000	$785,772
Petroleos Mexicanos, Senior Notes	5.625%	1/23/46	1,100,000	896,775
Pioneer Natural Resources Co., Senior Notes	0.750%	1/15/24	700,000	700,890
Pioneer Natural Resources Co., Senior Notes	1.125%	1/15/26	300,000	297,479
Shell International Finance BV, Senior Notes	2.375%	4/6/25	520,000	550,720
Shell International Finance BV, Senior Notes	3.250%	5/11/25	2,550,000	2,784,888
Shell International Finance BV, Senior Notes	2.875%	5/10/26	400,000	435,000
Shell International Finance BV, Senior Notes	2.750%	4/6/30	230,000	241,724
Shell International Finance BV, Senior Notes	3.250%	4/6/50	490,000	500,059
Sinopec Group Overseas Development 2014 Ltd., Senior Notes	4.375%	4/10/24	1,620,000	1,777,154	(a)
Tennessee Gas Pipeline Co. LLC, Senior Notes	2.900%	3/1/30	670,000	683,105	(a)
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	7.850%	2/1/26	1,490,000	1,901,208
Western Midstream Operating LP, Senior Notes	4.350%	2/1/25	230,000	240,063
Western Midstream Operating LP, Senior Notes	5.300%	2/1/30	120,000	132,450
Western Midstream Operating LP, Senior Notes (3 mo. USD LIBOR + 2.100%)	2.288%	1/13/23	130,000	129,708	(b)
Williams Cos. Inc., Senior Notes	7.875%	9/1/21	200,000	203,596
Williams Cos. Inc., Senior Notes	3.750%	6/15/27	920,000	1,021,133
WPX Energy Inc., Senior Notes	5.250%	10/15/27	356,000	381,454
WPX Energy Inc., Senior Notes	4.500%	1/15/30	78,000	84,320
Total Oil, Gas & Consumable Fuels				59,554,259
Total Energy				59,604,158
Financials — 16.0%
Banks — 11.9%
ABN AMRO Bank NV, Subordinated Notes	4.750%	7/28/25	310,000	349,382	(a)
Banco Santander SA, Senior Notes	3.125%	2/23/23	1,000,000	1,044,852
Banco Santander SA, Senior Notes	2.746%	5/28/25	1,400,000	1,484,581

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2021 Annual Report	19

Schedule of investments (cont’d)

May 31, 2021

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Banks — continued
Banco Santander SA, Senior Notes (3 mo. USD LIBOR + 1.120%)	1.308%	4/12/23	$800,000	$811,649	(b)
Bank of America Corp., Senior Notes	3.300%	1/11/23	600,000	629,381
Bank of America Corp., Senior Notes	4.100%	7/24/23	930,000	1,004,886
Bank of America Corp., Senior Notes	4.000%	4/1/24	1,560,000	1,714,083
Bank of America Corp., Senior Notes	3.500%	4/19/26	460,000	510,447
Bank of America Corp., Senior Notes (1.319% to 6/19/25 then SOFR + 1.150%)	1.319%	6/19/26	110,000	110,849	(b)
Bank of America Corp., Senior Notes (2.592% to 4/29/30 then SOFR + 2.150%)	2.592%	4/29/31	550,000	560,266	(b)
Bank of America Corp., Senior Notes (3.004% to 12/20/22 then 3 mo. USD LIBOR + 0.790%)	3.004%	12/20/23	570,000	593,214	(b)
Bank of America Corp., Senior Notes (3.419% to 12/20/27 then 3 mo. USD LIBOR + 1.040%)	3.419%	12/20/28	1,572,000	1,718,603	(b)
Bank of America Corp., Senior Notes (3.458% to 3/15/24 then 3 mo. USD LIBOR + 0.970%)	3.458%	3/15/25	660,000	710,296	(b)
Bank of America Corp., Senior Notes (3.593% to 7/21/27 then 3 mo. USD LIBOR + 1.370%)	3.593%	7/21/28	1,140,000	1,256,963	(b)
Bank of America Corp., Senior Notes (3.970% to 3/5/28 then 3 mo. USD LIBOR + 1.070%)	3.970%	3/5/29	1,500,000	1,679,307	(b)
Bank of America Corp., Senior Notes (3.974% to 2/7/29 then 3 mo. USD LIBOR + 1.210%)	3.974%	2/7/30	4,210,000	4,725,601	(b)
Bank of America Corp., Senior Notes (4.083% to 3/20/50 then 3 mo. USD LIBOR + 3.150%)	4.083%	3/20/51	240,000	273,818	(b)
Bank of America Corp., Subordinated Notes	4.200%	8/26/24	710,000	785,438
Bank of America Corp., Subordinated Notes	4.000%	1/22/25	320,000	353,173
Bank of America Corp., Subordinated Notes	4.250%	10/22/26	2,190,000	2,496,855
Bank of Montreal, Senior Notes	1.850%	5/1/25	920,000	954,978
Bank of Nova Scotia, Senior Notes	1.300%	6/11/25	480,000	485,695
Barclays Bank PLC, Senior Notes	1.700%	5/12/22	370,000	374,881
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	1,150,000	1,153,101	(a)

See Notes to Financial Statements.

20	Western Asset Intermediate Bond Fund 2021 Annual Report

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Banks — continued
Barclays PLC, Senior Notes	3.684%	1/10/23	$260,000	$265,141
Barclays PLC, Senior Notes (4.972% to 5/16/28 then 3 mo. USD LIBOR + 1.902%)	4.972%	5/16/29	1,000,000	1,161,937	(b)
BNP Paribas SA, Senior Notes	3.375%	1/9/25	260,000	281,009	(a)
BNP Paribas SA, Senior Notes	4.400%	8/14/28	750,000	858,296	(a)
BNP Paribas SA, Senior Notes (2.219% to 6/9/25 then SOFR + 2.074%)	2.219%	6/9/26	600,000	620,937	(a)(b)
BNP Paribas SA, Senior Notes (4.705% to 1/10/24 then 3 mo. USD LIBOR + 2.235%)	4.705%	1/10/25	2,010,000	2,207,948	(a)(b)
BNP Paribas SA, Senior Notes (5.198% to 1/10/29 then 3 mo. USD LIBOR + 2.567%)	5.198%	1/10/30	370,000	441,751	(a)(b)
BNP Paribas SA, Subordinated Notes (4.375% to 3/1/28 then USD 5 year ICE Swap Rate + 1.483%)	4.375%	3/1/33	360,000	394,794	(a)(b)
BPCE SA, Senior Notes	3.000%	5/22/22	2,570,000	2,638,473	(a)
Canadian Imperial Bank of Commerce, Senior Notes	0.950%	6/23/23	480,000	485,505
Citigroup Inc., Senior Notes	3.300%	4/27/25	1,810,000	1,976,737
Citigroup Inc., Senior Notes	8.125%	7/15/39	34,000	57,202
Citigroup Inc., Senior Notes	4.650%	7/30/45	84,000	103,923
Citigroup Inc., Senior Notes (1.678% to 5/15/24 then SOFR + 1.667%)	1.678%	5/15/24	530,000	543,196	(b)
Citigroup Inc., Senior Notes (2.572% to 6/3/30 then SOFR + 2.107%)	2.572%	6/3/31	780,000	789,799	(b)
Citigroup Inc., Senior Notes (3.106% to 4/8/25 then SOFR + 2.842%)	3.106%	4/8/26	370,000	397,282	(b)
Citigroup Inc., Senior Notes (3.980% to 3/20/29 then 3 mo. USD LIBOR + 1.338%)	3.980%	3/20/30	1,840,000	2,071,266	(b)
Citigroup Inc., Senior Notes (4.075% to 4/23/28 then 3 mo. USD LIBOR + 1.192%)	4.075%	4/23/29	1,620,000	1,827,625	(b)
Citigroup Inc., Senior Notes (4.412% to 3/31/30 then SOFR + 3.914%)	4.412%	3/31/31	660,000	759,673	(b)
Citigroup Inc., Subordinated Notes	4.400%	6/10/25	670,000	752,008
Citigroup Inc., Subordinated Notes	5.500%	9/13/25	870,000	1,024,056
Citigroup Inc., Subordinated Notes	4.300%	11/20/26	180,000	204,393
Citigroup Inc., Subordinated Notes	4.450%	9/29/27	4,370,000	5,005,512
Citigroup Inc., Subordinated Notes	4.125%	7/25/28	280,000	315,301
Citigroup Inc., Subordinated Notes	5.300%	5/6/44	116,000	150,722
Cooperatieve Rabobank UA, Senior Notes	4.625%	12/1/23	1,720,000	1,890,131
Cooperatieve Rabobank UA, Senior Notes	4.375%	8/4/25	2,980,000	3,327,273

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2021 Annual Report	21

Schedule of investments (cont’d)

May 31, 2021

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Banks — continued
Credit Agricole SA, Senior Notes (1.907% to 6/16/25 then SOFR + 1.676%)	1.907%	6/16/26	$400,000	$409,731	(a)(b)
Credit Suisse AG, Senior Notes	1.000%	5/5/23	2,850,000	2,883,141
Danske Bank A/S, Senior Notes	5.000%	1/12/22	530,000	544,400	(a)
Danske Bank A/S, Senior Notes	3.875%	9/12/23	200,000	213,699	(a)
Danske Bank A/S, Senior Notes	5.375%	1/12/24	1,400,000	1,561,167	(a)
Danske Bank A/S, Senior Notes	1.226%	6/22/24	200,000	202,562	(a)
Danske Bank A/S, Senior Notes (3.001% to 9/20/21 then 3 mo. USD LIBOR + 1.249%)	3.001%	9/20/22	300,000	302,135	(a)(b)
Danske Bank A/S, Senior Notes (3.244% to 12/20/24 then 3 mo. USD LIBOR + 1.591%)	3.244%	12/20/25	210,000	225,112	(a)(b)
HSBC Holdings PLC, Senior Notes (2.099% to 6/4/25 then SOFR + 1.929%)	2.099%	6/4/26	1,140,000	1,173,816	(b)
HSBC Holdings PLC, Senior Notes (2.848% to 6/4/30 then SOFR + 2.387%)	2.848%	6/4/31	840,000	857,866	(b)
HSBC Holdings PLC, Senior Notes (4.041% to 3/13/27 then 3 mo. USD LIBOR + 1.546%)	4.041%	3/13/28	700,000	778,619	(b)
HSBC Holdings PLC, Subordinated Notes	4.250%	3/14/24	430,000	469,659
ING Bank NV, Senior Secured Notes	2.625%	12/5/22	1,000,000	1,036,366	(a)
Intesa Sanpaolo SpA, Senior Notes	3.125%	7/14/22	1,030,000	1,059,431	(a)
Intesa Sanpaolo SpA, Senior Notes	3.375%	1/12/23	390,000	407,010	(a)
Intesa Sanpaolo SpA, Subordinated Notes	5.017%	6/26/24	1,580,000	1,723,495	(a)
JPMorgan Chase & Co., Senior Notes	3.900%	7/15/25	3,000,000	3,340,152
JPMorgan Chase & Co., Senior Notes (1.514% to 6/1/23 then SOFR + 1.455%)	1.514%	6/1/24	1,410,000	1,439,983	(b)
JPMorgan Chase & Co., Senior Notes
(2.083% to 4/22/25 then SOFR + 1.850%)	2.083%	4/22/26	860,000	893,789	(b)
JPMorgan Chase & Co., Senior Notes (2.522% to 4/22/30 then SOFR + 2.040%)	2.522%	4/22/31	700,000	710,460	(b)
JPMorgan Chase & Co., Senior Notes (4.005% to 4/23/28 then 3 mo. USD LIBOR + 1.120%)	4.005%	4/23/29	1,180,000	1,328,886	(b)
JPMorgan Chase & Co., Senior Notes (4.023% to 12/5/23 then 3 mo. USD LIBOR + 1.000%)	4.023%	12/5/24	1,250,000	1,355,367	(b)
JPMorgan Chase & Co., Senior Notes (4.452% to 12/5/28 then 3 mo. USD LIBOR + 1.330%)	4.452%	12/5/29	2,250,000	2,604,125	(b)

See Notes to Financial Statements.

22	Western Asset Intermediate Bond Fund 2021 Annual Report

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Banks — continued
JPMorgan Chase & Co., Subordinated Notes	3.875%	9/10/24	$1,790,000	$1,962,592
Lloyds Banking Group PLC, Senior Notes	3.900%	3/12/24	2,040,000	2,227,639
Lloyds Banking Group PLC, Senior Notes (1.326% to 6/15/22 then 1 year Treasury Constant Maturity Rate + 1.100%)	1.326%	6/15/23	2,350,000	2,372,314	(b)
Lloyds Banking Group PLC, Subordinated Notes	4.650%	3/24/26	680,000	771,971
Mitsubishi UFJ Financial Group Inc., Senior Notes	3.407%	3/7/24	3,470,000	3,736,280
Natwest Group PLC, Senior Notes (4.269% to 3/22/24 then 3 mo. USD LIBOR + 1.762%)	4.269%	3/22/25	590,000	644,001	(b)
Natwest Group PLC, Senior Notes (4.519% to 6/25/23 then 3 mo. USD LIBOR + 1.550%)	4.519%	6/25/24	200,000	215,716	(b)
Nordea Bank ABP, Senior Notes	1.000%	6/9/23	860,000	871,257	(a)
PNC Financial Services Group Inc., Senior Notes	3.500%	1/23/24	2,420,000	2,608,680
Royal Bank of Canada, Senior Notes	1.600%	4/17/23	790,000	810,048
Royal Bank of Canada, Senior Notes	1.150%	6/10/25	460,000	463,175
Santander UK Group Holdings PLC, Senior Notes	3.571%	1/10/23	590,000	600,914
Swedbank AB, Senior Notes	1.300%	6/2/23	610,000	620,479	(a)
Toronto-Dominion Bank, Senior Notes	0.750%	6/12/23	910,000	918,565
Toronto-Dominion Bank, Senior Notes	1.150%	6/12/25	460,000	464,726
UniCredit SpA, Senior Notes	6.572%	1/14/22	1,880,000	1,947,502	(a)
US Bancorp, Senior Notes	3.375%	2/5/24	5,000,000	5,382,357
US Bancorp, Senior Notes	1.450%	5/12/25	1,060,000	1,087,039
Wells Fargo & Co., Senior Notes	3.750%	1/24/24	7,640,000	8,262,696
Wells Fargo & Co., Senior Notes	3.000%	10/23/26	720,000	780,853
Wells Fargo & Co., Senior Notes	4.150%	1/24/29	500,000	571,454
Wells Fargo & Co., Senior Notes (2.188% to 4/30/25 then SOFR + 2.000%)	2.188%	4/30/26	880,000	917,949	(b)
Wells Fargo & Co., Senior Notes (4.478% to 4/4/30 then SOFR + 4.032%)	4.478%	4/4/31	330,000	384,670	(b)
Wells Fargo & Co., Senior Notes (5.013% to 4/4/50 then SOFR + 4.502%)	5.013%	4/4/51	1,080,000	1,427,942	(b)
Wells Fargo & Co., Subordinated Notes	3.450%	2/13/23	1,690,000	1,778,961
Wells Fargo & Co., Subordinated Notes	4.100%	6/3/26	400,000	450,746

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2021 Annual Report	23

Schedule of investments (cont’d)

May 31, 2021

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Banks — continued
Wells Fargo & Co., Subordinated Notes	4.300%	7/22/27	$2,100,000	$2,402,350
Wells Fargo & Co., Subordinated Notes	4.900%	11/17/45	90,000	110,510
Total Banks				126,648,546
Capital Markets — 2.4%
Bank of New York Mellon Corp., Senior Notes	1.600%	4/24/25	270,000	278,282
Charles Schwab Corp., Senior Notes	3.850%	5/21/25	600,000	667,280
Credit Suisse AG, Senior Notes	3.625%	9/9/24	2,550,000	2,788,536
Credit Suisse AG, Senior Notes	2.950%	4/9/25	530,000	569,751
Daiwa Securities Group Inc., Senior Notes	3.129%	4/19/22	220,000	225,358	(a)
Goldman Sachs Capital II, Junior Subordinated Notes (3 mo. USD LIBOR + 0.768%, 4.000% floor)	4.000%	6/28/21	91,000	88,907	(b)(c)
Goldman Sachs Group Inc., Senior Notes	5.750%	1/24/22	1,940,000	2,009,469
Goldman Sachs Group Inc., Senior Notes	3.200%	2/23/23	410,000	429,301
Goldman Sachs Group Inc., Senior Notes	3.625%	2/20/24	1,000,000	1,080,402
Goldman Sachs Group Inc., Senior Notes	4.000%	3/3/24	1,480,000	1,618,247
Goldman Sachs Group Inc., Senior Notes	3.850%	7/8/24	280,000	304,841
Goldman Sachs Group Inc., Senior Notes	3.500%	4/1/25	570,000	621,748
Goldman Sachs Group Inc., Senior Notes	3.500%	11/16/26	1,350,000	1,475,798
Goldman Sachs Group Inc., Senior Notes	3.850%	1/26/27	160,000	177,544
Goldman Sachs Group Inc., Senior Notes (3.814% to 4/23/28 then 3 mo. USD LIBOR + 1.158%)	3.814%	4/23/29	750,000	832,049	(b)
Goldman Sachs Group Inc., Subordinated Notes	4.250%	10/21/25	2,280,000	2,564,802
Lehman Brothers Holdings Capital Trust VII, Junior Subordinated Notes	5.857%	6/28/21	6,200,000	0	*(c)(d)(e)(f)(g)
Lehman Brothers Holdings E-Capital Trust I, Junior Subordinated Notes	0.915%	8/19/65	360,000	0	*(d)(e)(f)(g)
Lehman Brothers Holdings Inc., Junior Subordinated Notes	6.500%	7/19/17	30,000	0	*(e)(f)(g)(h)
Morgan Stanley, Senior Notes (2.188% to 4/28/25 then SOFR + 1.990%)	2.188%	4/28/26	1,560,000	1,632,161	(b)
Morgan Stanley, Senior Notes (2.699% to 1/22/30 then SOFR + 1.143%)	2.699%	1/22/31	1,000,000	1,032,792	(b)
Morgan Stanley, Senior Notes (3.772% to 1/24/28 then 3 mo. USD LIBOR + 1.140%)	3.772%	1/24/29	1,390,000	1,546,615	(b)
UBS AG, Senior Notes	1.750%	4/21/22	880,000	891,212	(a)
UBS Group AG, Senior Notes	3.491%	5/23/23	3,060,000	3,153,001	(a)

See Notes to Financial Statements.

24	Western Asset Intermediate Bond Fund 2021 Annual Report

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Capital Markets — continued
UBS Group AG, Senior Notes	4.125%	9/24/25	$290,000	$325,511	(a)
UBS Group AG, Senior Notes	4.253%	3/23/28	690,000	784,740	(a)
UBS Group AG, Senior Notes (2.859% to 8/15/22 then 3 mo. USD LIBOR + 0.954%)	2.859%	8/15/23	200,000	205,807	(a)(b)
Total Capital Markets				25,304,154
Consumer Finance — 0.3%
American Express Co., Senior Notes	2.650%	12/2/22	1,500,000	1,554,851
American Express Co., Senior Notes	2.500%	7/30/24	420,000	446,150
Nationwide Building Society, Senior Notes (4.363% to 8/1/23 then 3 mo. USD LIBOR + 1.392%)	4.363%	8/1/24	940,000	1,013,395	(a)(b)
Total Consumer Finance				3,014,396
Diversified Financial Services — 0.9%
Banco Nacional de Comercio Exterior SNC, Subordinated Notes (3.800% to 8/11/21 then 5 year Treasury Constant Maturity Rate + 3.000%)	3.800%	8/11/26	660,000	660,907	(a)(b)
GE Capital International Funding Co. Unlimited Co., Senior Notes	3.373%	11/15/25	2,300,000	2,514,267
International Lease Finance Corp., Senior Notes	5.875%	8/15/22	2,880,000	3,058,651
National Securities Clearing Corp., Senior Notes	1.200%	4/23/23	420,000	427,540	(a)
National Securities Clearing Corp., Senior Notes	1.500%	4/23/25	600,000	613,680	(a)
USAA Capital Corp., Senior Notes	2.625%	6/1/21	2,060,000	2,060,000	(a)
USAA Capital Corp., Senior Notes	1.500%	5/1/23	150,000	153,296	(a)
Vanguard Group Inc.	3.050%	8/22/50	660,000	588,654	(e)(f)
Total Diversified Financial Services				10,076,995
Insurance — 0.5%
American International Group Inc., Senior Notes	2.500%	6/30/25	280,000	296,281
Chubb INA Holdings Inc., Senior Notes	3.350%	5/3/26	100,000	110,025
Guardian Life Global Funding, Secured Notes	1.100%	6/23/25	180,000	181,017	(a)
MassMutual Global Funding II, Senior Secured Notes	0.850%	6/9/23	1,400,000	1,415,970	(a)
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	390,000	541,125	(a)

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2021 Annual Report	25

Schedule of investments (cont’d)

May 31, 2021

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Insurance — continued
Metropolitan Life Global Funding I, Secured Notes	0.900%	6/8/23	$970,000	$981,065	(a)
New York Life Global Funding, Senior Secured Notes	0.950%	6/24/25	340,000	340,790	(a)
Nuveen LLC, Senior Notes	4.000%	11/1/28	1,000,000	1,141,270	(a)
Principal Life Global Funding II, Secured Notes	1.250%	6/23/25	160,000	161,385	(a)
Teachers Insurance & Annuity Association of America, Subordinated Notes	6.850%	12/16/39	32,000	46,851	(a)
Total Insurance				5,215,779
Total Financials				170,259,870
Health Care — 3.6%
Biotechnology — 0.7%
AbbVie Inc., Senior Notes	3.450%	3/15/22	600,000	611,940
AbbVie Inc., Senior Notes	2.900%	11/6/22	220,000	228,002
AbbVie Inc., Senior Notes	2.300%	11/21/22	880,000	905,653
AbbVie Inc., Senior Notes	3.750%	11/14/23	110,000	118,549
AbbVie Inc., Senior Notes	2.600%	11/21/24	1,050,000	1,112,644
AbbVie Inc., Senior Notes	3.800%	3/15/25	570,000	625,922
AbbVie Inc., Senior Notes	3.600%	5/14/25	510,000	557,972
AbbVie Inc., Senior Notes	2.950%	11/21/26	180,000	193,302
AbbVie Inc., Senior Notes	3.200%	11/21/29	2,330,000	2,501,099
AbbVie Inc., Senior Notes	4.250%	11/21/49	80,000	92,280
Amgen Inc., Senior Notes	3.625%	5/22/24	120,000	130,274
Gilead Sciences Inc., Senior Notes	2.500%	9/1/23	700,000	730,440
Gilead Sciences Inc., Senior Notes	3.700%	4/1/24	90,000	97,247
Total Biotechnology				7,905,324
Health Care Equipment & Supplies — 0.4%
Abbott Laboratories, Senior Notes	3.400%	11/30/23	700,000	750,047
Abbott Laboratories, Senior Notes	3.750%	11/30/26	430,000	486,946
Becton Dickinson and Co., Senior Notes	3.363%	6/6/24	1,870,000	2,012,881
Becton Dickinson and Co., Senior Notes	3.734%	12/15/24	84,000	91,998
Becton Dickinson and Co., Senior Notes	4.685%	12/15/44	227,000	272,756
Medtronic Inc., Senior Notes	3.500%	3/15/25	126,000	139,228
Total Health Care Equipment & Supplies				3,753,856
Health Care Providers & Services — 1.6%
Aetna Inc., Senior Notes	2.800%	6/15/23	1,070,000	1,117,401
Anthem Inc., Senior Notes	3.125%	5/15/22	330,000	339,198
Anthem Inc., Senior Notes	3.650%	12/1/27	240,000	267,724

See Notes to Financial Statements.

26	Western Asset Intermediate Bond Fund 2021 Annual Report

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Health Care Providers & Services — continued
Cigna Corp., Senior Notes	3.750%	7/15/23	$114,000	$121,804
Cigna Corp., Senior Notes	3.500%	6/15/24	820,000	885,895
Cigna Corp., Senior Notes	4.125%	11/15/25	740,000	834,391
Cigna Corp., Senior Notes	4.375%	10/15/28	2,110,000	2,436,394
CVS Health Corp., Senior Notes	3.875%	7/20/25	868,000	962,388
CVS Health Corp., Senior Notes	3.625%	4/1/27	800,000	887,742
CVS Health Corp., Senior Notes	4.300%	3/25/28	2,345,000	2,689,029
CVS Health Corp., Senior Notes	5.050%	3/25/48	270,000	333,863
Humana Inc., Senior Notes	3.150%	12/1/22	110,000	113,771
Humana Inc., Senior Notes	2.900%	12/15/22	1,800,000	1,864,420
Humana Inc., Senior Notes	4.500%	4/1/25	80,000	90,054
Humana Inc., Senior Notes	3.950%	3/15/27	1,220,000	1,375,096
UnitedHealth Group Inc., Senior Notes	2.875%	12/15/21	230,000	233,335
UnitedHealth Group Inc., Senior Notes	2.375%	10/15/22	70,000	72,118
UnitedHealth Group Inc., Senior Notes	3.500%	6/15/23	150,000	159,955
UnitedHealth Group Inc., Senior Notes	3.750%	7/15/25	400,000	445,888
UnitedHealth Group Inc., Senior Notes	1.250%	1/15/26	170,000	172,257
UnitedHealth Group Inc., Senior Notes	3.875%	12/15/28	1,150,000	1,321,478
UnitedHealth Group Inc., Senior Notes	4.250%	6/15/48	60,000	71,710
UnitedHealth Group Inc., Senior Notes	4.450%	12/15/48	20,000	24,732
Total Health Care Providers & Services				16,820,643
Pharmaceuticals — 0.9%
Bristol-Myers Squibb Co., Senior Notes	2.250%	8/15/21	330,000	331,415
Bristol-Myers Squibb Co., Senior Notes	2.600%	5/16/22	520,000	532,233
Bristol-Myers Squibb Co., Senior Notes	3.550%	8/15/22	410,000	426,603
Bristol-Myers Squibb Co., Senior Notes	2.900%	7/26/24	881,000	944,836
Bristol-Myers Squibb Co., Senior Notes	3.875%	8/15/25	354,000	397,281
Bristol-Myers Squibb Co., Senior Notes	3.200%	6/15/26	740,000	814,507
Eli Lilly & Co., Senior Notes	2.350%	5/15/22	680,000	694,219
Johnson & Johnson, Senior Notes	0.550%	9/1/25	290,000	288,695
Johnson & Johnson, Senior Notes	2.450%	3/1/26	1,390,000	1,489,623
Johnson & Johnson, Senior Notes	0.950%	9/1/27	600,000	591,747
Merck & Co. Inc., Senior Notes	0.750%	2/24/26	530,000	526,716
Merck & Co. Inc., Senior Notes	1.450%	6/24/30	290,000	279,276
Pfizer Inc., Senior Notes	0.800%	5/28/25	700,000	704,504
Pfizer Inc., Senior Notes	2.625%	4/1/30	450,000	473,261

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2021 Annual Report	27

Schedule of investments (cont’d)

May 31, 2021

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Pharmaceuticals — continued
Pfizer Inc., Senior Notes	1.700%	5/28/30	$430,000	$421,012
Teva Pharmaceutical Finance Co. BV, Senior Notes	2.950%	12/18/22	230,000	231,414
Total Pharmaceuticals				9,147,342
Total Health Care				37,627,165
Industrials — 2.2%
Aerospace & Defense — 1.0%
Boeing Co., Senior Notes	1.433%	2/4/24	870,000	873,194
Boeing Co., Senior Notes	4.875%	5/1/25	2,120,000	2,382,822
Boeing Co., Senior Notes	3.100%	5/1/26	70,000	74,541
Boeing Co., Senior Notes	2.800%	3/1/27	90,000	93,665
Boeing Co., Senior Notes	3.200%	3/1/29	330,000	342,972
Boeing Co., Senior Notes	5.150%	5/1/30	1,500,000	1,757,240
Boeing Co., Senior Notes	5.705%	5/1/40	620,000	772,944
Boeing Co., Senior Notes	5.805%	5/1/50	380,000	489,523
Boeing Co., Senior Notes	5.930%	5/1/60	10,000	13,024
General Dynamics Corp., Senior Notes	3.750%	5/15/28	340,000	384,962
General Dynamics Corp., Senior Notes	4.250%	4/1/40	20,000	23,750
Lockheed Martin Corp., Senior Notes	3.350%	9/15/21	106,000	106,960
Lockheed Martin Corp., Senior Notes	3.550%	1/15/26	450,000	500,147
Northrop Grumman Corp., Senior Notes	2.930%	1/15/25	1,350,000	1,444,894
Northrop Grumman Corp., Senior Notes	5.250%	5/1/50	180,000	244,112
Raytheon Technologies Corp., Senior Notes	3.150%	12/15/24	210,000	226,587
Raytheon Technologies Corp., Senior Notes	3.950%	8/16/25	280,000	312,708
Raytheon Technologies Corp., Senior Notes	4.125%	11/16/28	90,000	102,661
Raytheon Technologies Corp., Senior Notes	2.250%	7/1/30	440,000	439,350
Total Aerospace & Defense				10,586,056
Building Products — 0.0%††
Carrier Global Corp., Senior Notes	2.722%	2/15/30	240,000	246,653
Carrier Global Corp., Senior Notes	2.700%	2/15/31	60,000	61,098
Total Building Products				307,751
Commercial Services & Supplies — 0.2%
Cintas Corp. No 2, Senior Notes	2.900%	4/1/22	460,000	469,288

See Notes to Financial Statements.

28	Western Asset Intermediate Bond Fund 2021 Annual Report

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Commercial Services & Supplies — continued
Cintas Corp. No 2, Senior Notes	3.700%	4/1/27	$1,040,000	$1,169,466
Republic Services Inc., Senior Notes	3.200%	3/15/25	750,000	809,631
Total Commercial Services & Supplies				2,448,385
Electrical Equipment — 0.3%
Eaton Corp., Senior Notes	2.750%	11/2/22	2,640,000	2,732,351
Industrial Conglomerates — 0.4%
3M Co., Senior Notes	2.375%	8/26/29	100,000	103,630
3M Co., Senior Notes	3.050%	4/15/30	90,000	97,846
3M Co., Senior Notes	3.700%	4/15/50	80,000	91,209
General Electric Co., Senior Notes	3.450%	5/1/27	100,000	110,188
General Electric Co., Senior Notes	3.625%	5/1/30	210,000	230,864
General Electric Co., Senior Notes	6.875%	1/10/39	1,590,000	2,316,944
General Electric Co., Senior Notes	4.250%	5/1/40	220,000	249,076
General Electric Co., Senior Notes	4.350%	5/1/50	270,000	308,138
Honeywell International Inc., Senior Notes	1.350%	6/1/25	330,000	337,852
Total Industrial Conglomerates				3,845,747
Machinery — 0.0%††
Deere & Co., Senior Notes	3.100%	4/15/30	20,000	21,897
Deere & Co., Senior Notes	3.750%	4/15/50	240,000	277,929
Otis Worldwide Corp., Senior Notes	2.056%	4/5/25	220,000	228,466
Total Machinery				528,292
Road & Rail — 0.1%
Union Pacific Corp., Senior Notes	3.750%	7/15/25	600,000	668,963
Union Pacific Corp., Senior Notes	2.891%	4/6/36	340,000	344,477	(a)
Total Road & Rail				1,013,440
Trading Companies & Distributors — 0.1%
Air Lease Corp., Senior Notes	3.375%	7/1/25	310,000	333,088
Aviation Capital Group LLC, Senior Notes	4.125%	8/1/25	790,000	847,818	(a)
Total Trading Companies & Distributors				1,180,906
Transportation Infrastructure — 0.1%
SMBC Aviation Capital Finance DAC,
Senior Notes	4.125%	7/15/23	710,000	755,114	(a)
Total Industrials				23,398,042
Information Technology — 2.3%
IT Services — 0.5%
International Business Machines Corp.,
Senior Notes	3.000%	5/15/24	1,200,000	1,287,123
Mastercard Inc., Senior Notes	3.375%	4/1/24	700,000	759,004
Mastercard Inc., Senior Notes	3.850%	3/26/50	40,000	45,958

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2021 Annual Report	29

Schedule of investments (cont’d)

May 31, 2021

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
IT Services — continued
PayPal Holdings Inc., Senior Notes	1.350%	6/1/23	$420,000	$428,602
PayPal Holdings Inc., Senior Notes	1.650%	6/1/25	420,000	434,338
Visa Inc., Senior Notes	3.150%	12/14/25	1,400,000	1,536,027
Visa Inc., Senior Notes	1.900%	4/15/27	400,000	414,700
Visa Inc., Senior Notes	4.300%	12/14/45	320,000	393,295
Total IT Services				5,299,047
Semiconductors & Semiconductor Equipment — 0.5%
Broadcom Inc., Senior Notes	4.700%	4/15/25	1,120,000	1,263,129
Broadcom Inc., Senior Notes	3.150%	11/15/25	890,000	956,978
Intel Corp., Senior Notes	3.700%	7/29/25	140,000	155,418
Intel Corp., Senior Notes	3.750%	3/25/27	170,000	191,959
Intel Corp., Senior Notes	4.600%	3/25/40	70,000	85,213
Intel Corp., Senior Notes	4.750%	3/25/50	100,000	127,077
Micron Technology Inc., Senior Notes	2.497%	4/24/23	450,000	466,835
NVIDIA Corp., Senior Notes	3.500%	4/1/40	650,000	709,168
NVIDIA Corp., Senior Notes	3.500%	4/1/50	60,000	64,426
NVIDIA Corp., Senior Notes	3.700%	4/1/60	400,000	440,840
NXP BV/NXP Funding LLC/NXP USA Inc., Senior Notes	2.700%	5/1/25	300,000	317,363	(a)
Texas Instruments Inc., Senior Notes	1.750%	5/4/30	290,000	283,355
Total Semiconductors & Semiconductor Equipment				5,061,761
Software — 0.8%
Adobe Inc., Senior Notes	2.300%	2/1/30	380,000	389,958
Microsoft Corp., Senior Notes	1.550%	8/8/21	510,000	510,724
Microsoft Corp., Senior Notes	2.400%	2/6/22	740,000	749,895
Microsoft Corp., Senior Notes	2.400%	8/8/26	3,310,000	3,535,763
Microsoft Corp., Senior Notes	3.300%	2/6/27	670,000	747,140
Microsoft Corp., Senior Notes	3.450%	8/8/36	10,000	11,173
Microsoft Corp., Senior Notes	2.921%	3/17/52	10,000	10,026
Oracle Corp., Senior Notes	2.500%	10/15/22	1,020,000	1,051,637
Oracle Corp., Senior Notes	1.650%	3/25/26	420,000	425,733
Oracle Corp., Senior Notes	2.875%	3/25/31	300,000	307,574
salesforce.com Inc., Senior Notes	3.250%	4/11/23	370,000	390,072
salesforce.com Inc., Senior Notes	3.700%	4/11/28	250,000	283,048
Total Software				8,412,743
Technology Hardware, Storage & Peripherals — 0.5%
Apple Inc., Senior Notes	1.550%	8/4/21	20,000	20,025
Apple Inc., Senior Notes	2.400%	5/3/23	1,780,000	1,851,609
Apple Inc., Senior Notes	1.125%	5/11/25	1,140,000	1,157,307

See Notes to Financial Statements.

30	Western Asset Intermediate Bond Fund 2021 Annual Report

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Technology Hardware, Storage & Peripherals — continued
Apple Inc., Senior Notes	2.450%	8/4/26	$1,170,000	$1,247,519
Apple Inc., Senior Notes	3.350%	2/9/27	80,000	88,905
Apple Inc., Senior Notes	2.900%	9/12/27	850,000	925,469
Total Technology Hardware, Storage & Peripherals				5,290,834
Total Information Technology				24,064,385
Materials — 1.9%
Chemicals — 0.4%
Equate Petrochemical BV, Senior Notes	4.250%	11/3/26	1,080,000	1,200,820	(a)
Equate Petrochemical BV, Senior Notes	2.625%	4/28/28	1,200,000	1,209,555	(a)
OCP SA, Senior Notes	4.500%	10/22/25	550,000	589,669	(a)
Orbia Advance Corp. SAB de CV, Senior Notes	1.875%	5/11/26	740,000	745,402	(a)
Orbia Advance Corp. SAB de CV, Senior Notes	2.875%	5/11/31	710,000	706,663	(a)
Total Chemicals				4,452,109
Metals & Mining — 1.3%
Anglo American Capital PLC, Senior Notes	3.625%	9/11/24	990,000	1,074,884	(a)
Anglo American Capital PLC, Senior Notes	4.750%	4/10/27	690,000	796,099	(a)
ArcelorMittal SA, Senior Notes	3.600%	7/16/24	460,000	490,754
ArcelorMittal SA, Senior Notes	4.550%	3/11/26	1,350,000	1,508,426
BHP Billiton Finance USA Ltd., Senior Notes	2.875%	2/24/22	40,000	40,790
Corp. Nacional del Cobre de Chile, Senior Notes	3.625%	8/1/27	1,310,000	1,428,391	(a)
Glencore Finance Canada Ltd., Senior Notes	4.250%	10/25/22	370,000	388,748	(a)
Glencore Funding LLC, Senior Notes	4.125%	5/30/23	1,790,000	1,907,847	(a)
Glencore Funding LLC, Senior Notes	4.125%	3/12/24	1,230,000	1,332,389	(a)
Southern Copper Corp., Senior Notes	3.500%	11/8/22	1,040,000	1,082,900
Southern Copper Corp., Senior Notes	5.250%	11/8/42	1,140,000	1,383,390
Vale Overseas Ltd., Senior Notes	6.250%	8/10/26	690,000	835,825
Vale Overseas Ltd., Senior Notes	6.875%	11/21/36	1,358,000	1,854,206
Total Metals & Mining				14,124,649
Paper & Forest Products — 0.2%
Suzano Austria GmbH, Senior Notes	6.000%	1/15/29	1,690,000	2,000,453
Total Materials				20,577,211
Real Estate — 0.1%
Equity Real Estate Investment Trusts (REITs) — 0.1%
WEA Finance LLC, Senior Notes	4.125%	9/20/28	500,000	533,350	(a)

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2021 Annual Report	31

Schedule of investments (cont’d)

May 31, 2021

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Utilities — 1.3%
Electric Utilities — 1.3%
Abu Dhabi National Energy Co. PJSC, Senior Notes	2.000%	4/29/28	$1,500,000	$1,510,635	(a)
Abu Dhabi National Energy Co. PJSC, Senior Notes	3.400%	4/29/51	980,000	1,009,400	(a)
Comision Federal de Electricidad, Senior Notes	4.750%	2/23/27	690,000	768,356	(a)
Duke Energy Corp., Senior Notes	2.400%	8/15/22	1,640,000	1,677,670
FirstEnergy Corp., Senior Notes	3.350%	7/15/22	1,780,000	1,820,435
FirstEnergy Corp., Senior Notes	4.750%	3/15/23	1,080,000	1,140,582
FirstEnergy Corp., Senior Notes	1.600%	1/15/26	190,000	184,504
FirstEnergy Corp., Senior Notes	4.400%	7/15/27	2,000,000	2,182,745
MidAmerican Energy Co., First Mortgage Bonds	3.650%	4/15/29	810,000	909,915
Pacific Gas and Electric Co., First Mortgage Bonds	1.750%	6/16/22	700,000	700,051
Pacific Gas and Electric Co., First Mortgage Bonds	2.100%	8/1/27	770,000	743,074
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara, Senior Notes	4.125%	5/15/27	730,000	792,780	(a)
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara, Senior Notes	5.450%	5/21/28	580,000	674,612	(a)
Total Utilities				14,114,759
Total Corporate Bonds & Notes (Cost — $397,924,857)				418,053,197
U.S. Government & Agency Obligations — 32.4%
U.S. Government Agencies — 0.2%
Federal Home Loan Bank (FHLB)	5.625%	6/11/21	1,910,000	1,912,945
U.S. Government Obligations — 32.2%
U.S. Treasury Bonds	1.125%	8/15/40	14,910,000	12,394,229
U.S. Treasury Bonds	1.375%	11/15/40	6,110,000	5,303,289
U.S. Treasury Bonds	1.875%	2/15/41	3,280,000	3,107,287
U.S. Treasury Bonds	3.750%	11/15/43	12,640,000	16,092,300
U.S. Treasury Bonds	3.625%	2/15/44	1,360,000	1,702,869
U.S. Treasury Bonds	2.500%	2/15/45	1,560,000	1,627,214
U.S. Treasury Bonds	3.000%	2/15/48	18,190,000	20,828,260
U.S. Treasury Bonds	3.125%	5/15/48	5,480,000	6,422,731
U.S. Treasury Bonds	3.000%	8/15/48	1,900,000	2,178,691
U.S. Treasury Bonds	3.000%	2/15/49	3,570,000	4,102,432
U.S. Treasury Bonds	2.250%	8/15/49	17,610,000	17,451,097
U.S. Treasury Bonds	2.000%	2/15/50	8,990,000	8,429,179

See Notes to Financial Statements.

32	Western Asset Intermediate Bond Fund 2021 Annual Report

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
U.S. Government Obligations — continued
U.S. Treasury Bonds	1.250%	5/15/50	$24,960,000	$19,369,350
U.S. Treasury Bonds	1.375%	8/15/50	28,350,000	22,730,388
U.S. Treasury Bonds	1.625%	11/15/50	7,870,000	6,726,391
U.S. Treasury Bonds	1.875%	2/15/51	14,540,000	13,224,584
U.S. Treasury Bonds	2.375%	5/15/51	2,390,000	2,437,053
U.S. Treasury Notes	0.125%	6/30/22	300,000	300,170
U.S. Treasury Notes	2.875%	9/30/23	200,000	212,523
U.S. Treasury Notes	0.250%	11/15/23	120,000	120,164
U.S. Treasury Notes	2.250%	4/30/24	280,000	295,947
U.S. Treasury Notes	1.750%	7/31/24	260,000	271,548
U.S. Treasury Notes	1.500%	11/30/24	2,050,000	2,125,914
U.S. Treasury Notes	0.375%	4/30/25	450,000	447,135
U.S. Treasury Notes	0.250%	5/31/25	39,870,000	39,374,740
U.S. Treasury Notes	0.250%	6/30/25	660,000	651,209
U.S. Treasury Notes	2.875%	7/31/25	5,040,000	5,511,516
U.S. Treasury Notes	0.250%	9/30/25	20,000	19,663
U.S. Treasury Notes	3.000%	9/30/25	1,970,000	2,168,731
U.S. Treasury Notes	0.250%	10/31/25	470,000	461,408
U.S. Treasury Notes	2.250%	11/15/25	7,100,000	7,593,117
U.S. Treasury Notes	0.375%	11/30/25	3,630,000	3,579,237
U.S. Treasury Notes	0.375%	12/31/25	340,000	334,887
U.S. Treasury Notes	0.375%	1/31/26	570,000	560,571
U.S. Treasury Notes	0.750%	4/30/26	10,380,000	10,362,159
U.S. Treasury Notes	2.125%	5/31/26	1,190,000	1,267,141
U.S. Treasury Notes	1.875%	7/31/26	2,970,000	3,125,577
U.S. Treasury Notes	1.625%	9/30/26	220,000	228,465
U.S. Treasury Notes	1.625%	10/31/26	570,000	591,564
U.S. Treasury Notes	0.625%	11/30/27	1,290,000	1,246,261
U.S. Treasury Notes	0.625%	12/31/27	4,970,000	4,793,720
U.S. Treasury Notes	0.750%	1/31/28	17,180,000	16,682,384
U.S. Treasury Notes	1.250%	3/31/28	7,190,000	7,200,111
U.S. Treasury Notes	1.250%	4/30/28	49,990,000	49,990,000
U.S. Treasury Notes	1.250%	5/31/28	7,830,000	7,822,659	(i)
U.S. Treasury Notes	0.625%	5/15/30	100,000	92,408
U.S. Treasury Notes	1.125%	2/15/31	8,390,000	8,034,736
U.S. Treasury Strip Principal (STRIPS)	0.000%	5/15/49	5,220,000	2,710,449
Total U.S. Government Obligations				342,303,458
Total U.S. Government & Agency Obligations (Cost — $354,944,309)				344,216,403

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2021 Annual Report	33

Schedule of investments (cont’d)

May 31, 2021

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Mortgage-Backed Securities — 7.4%
FHLMC — 1.4%
Federal Home Loan Mortgage Corp. (FHLMC)	2.000%	10/1/32-5/1/51	$4,970,637	$5,036,348
Federal Home Loan Mortgage Corp. (FHLMC)	3.000%	10/1/32-7/1/50	2,874,760	3,050,150
Federal Home Loan Mortgage Corp. (FHLMC)	3.500%	4/1/33-3/1/50	883,338	947,015
Federal Home Loan Mortgage Corp. (FHLMC)	4.500%	7/1/45-4/1/50	399,437	434,169
Federal Home Loan Mortgage Corp. (FHLMC)	4.000%	1/1/47-4/1/49	525,163	569,850
Federal Home Loan Mortgage Corp. (FHLMC)	5.000%	3/1/50	999,817	1,102,225
Federal Home Loan Mortgage Corp. (FHLMC)	2.500%	9/1/50-2/1/51	1,946,015	2,027,160
Federal Home Loan Mortgage Corp. (FHLMC)	1.500%	3/1/51	593,936	577,940
Federal Home Loan Mortgage Corp. (FHLMC) Gold	4.000%	8/1/47	770,883	829,899
Federal Home Loan Mortgage Corp. (FHLMC) Gold	4.500%	4/1/49	241,004	264,734
Total FHLMC				14,839,490
FNMA — 4.7%
Federal National Mortgage Association (FNMA)	3.500%	12/1/34-3/1/57	7,488,146	8,015,530
Federal National Mortgage Association (FNMA)	3.000%	7/1/35-8/1/50	9,251,805	9,771,395
Federal National Mortgage Association (FNMA)	1.500%	12/1/35	95,848	97,249
Federal National Mortgage Association (FNMA)	2.000%	6/1/36	1,600,000	1,653,063	(j)
Federal National Mortgage Association (FNMA)	2.500%	3/1/38-3/1/51	5,339,620	5,549,659
Federal National Mortgage Association (FNMA)	2.500%	4/1/41-5/1/41	895,849	938,375	(i)
Federal National Mortgage Association (FNMA)	6.000%	7/1/41	186,173	221,279
Federal National Mortgage Association (FNMA)	4.000%	4/1/47-6/1/57	5,031,944	5,427,719
Federal National Mortgage Association (FNMA)	4.500%	6/1/47-8/1/58	4,432,861	4,869,872

See Notes to Financial Statements.

34	Western Asset Intermediate Bond Fund 2021 Annual Report

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
FNMA — continued
Federal National Mortgage Association (FNMA)	5.000%	8/1/48-3/1/50	$1,701,750	$1,876,439
Federal National Mortgage Association (FNMA)	2.000%	8/1/50-4/1/51	10,078,507	10,203,113
Federal National Mortgage Association (FNMA)	3.500%	5/1/51	599,520	640,312	(i)
Federal National Mortgage Association (FNMA)	2.500%	8/1/51	300,000	309,240	(j)
Federal National Mortgage Association
(FNMA) (12 mo. USD LIBOR + 1.428%)	1.770%	5/1/43	451,587	471,511	(b)
Total FNMA				50,044,756
GNMA — 1.3%
Government National Mortgage Association (GNMA)	3.000%	9/15/42-11/15/42	370,367	390,719
Government National Mortgage Association (GNMA)	4.000%	3/15/50	58,431	62,514
Government National Mortgage Association (GNMA)	3.500%	5/15/50	371,443	396,194
Government National Mortgage Association (GNMA) II	3.500%	3/20/45-11/20/50	2,609,639	2,758,387
Government National Mortgage Association (GNMA) II	3.000%	1/20/46-10/20/50	2,550,827	2,668,838
Government National Mortgage Association (GNMA) II	4.000%	6/20/47-4/20/50	1,858,785	2,010,946
Government National Mortgage Association (GNMA) II	4.500%	4/20/48-3/20/50	2,413,655	2,588,493
Government National Mortgage Association (GNMA) II	5.000%	10/20/48-1/20/49	408,838	444,816
Government National Mortgage Association (GNMA) II	2.000%	12/20/50-3/20/51	2,164,032	2,203,724
Government National Mortgage
Association (GNMA) II	2.500%	12/20/50	492,388	513,430
Government National Mortgage
Association (GNMA) II	3.000%	6/1/51	200,000	208,652	(j)
Total GNMA				14,246,713
Total Mortgage-Backed Securities (Cost — $78,446,622)				79,130,959
Asset-Backed Securities — 7.1%
ABPCI Direct Lending Fund CLO X LP, 2020-10A A1A (3 mo. USD LIBOR + 1.950%)	2.138%	1/20/32	1,320,000	1,324,038	(a)(b)
AccessLex Institute, 2005-A A3 (3 mo. USD LIBOR + 0.400%)	0.576%	7/25/34	620,402	614,868	(b)

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2021 Annual Report	35

Schedule of investments (cont’d)

May 31, 2021

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
AGL CLO 6 Ltd., 2020-6A A1 (3 mo. USD LIBOR + 1.950%)	2.138%	7/20/31	$730,000	$732,845	(a)(b)
AGL Core CLO 8 Ltd., 2020-8A A1 (3 mo. USD LIBOR + 1.500%)	1.688%	10/20/31	680,000	682,350	(a)(b)
AMMC CLO 23 Ltd., 2020-23A A1L (3 mo. USD LIBOR + 1.400%)	1.590%	10/17/31	350,000	351,272	(a)(b)
AMMC CLO XII Ltd., 2013-012A AR (3 mo. USD LIBOR + 1.200%)	1.362%	11/10/30	500,000	500,288	(a)(b)
Apidos CLO XII, 2013-12A AR (3 mo. USD LIBOR + 1.080%)	1.264%	4/15/31	750,000	749,753	(a)(b)
Applebee’s Funding LLC/IHOP Funding LLC, 2019-1A A2I	4.194%	6/7/49	995,000	1,028,197	(a)
Ares LII CLO Ltd., 2019-52A B (3 mo. USD LIBOR + 1.850%)	2.034%	4/22/31	250,000	249,998	(a)(b)
Ares XLIII CLO Ltd., 2017-43A A (3 mo. USD LIBOR + 1.220%)	1.404%	10/15/29	500,000	500,645	(a)(b)
Ares XLVII CLO Ltd., 2018-47A A1 (3 mo. USD LIBOR + 0.920%)	1.104%	4/15/30	860,000	860,556	(a)(b)
Avis Budget Rental Car Funding AESOP LLC, 2020-2A A	2.020%	2/20/27	2,770,000	2,868,577	(a)
Avis Budget Rental Car Funding AESOP LLC, 2021-1A A	1.380%	8/20/27	2,650,000	2,667,689	(a)
Bear Stearns Asset Backed Securities Trust, 2004-SD2 A3 (1 year Treasury Constant Maturity Rate + 2.320%)	2.637%	3/25/44	329,616	324,859	(b)
Benefit Street Partners CLO IV Ltd., 2014- IVA ARRR (3 mo. USD LIBOR + 1.180%)	1.368%	1/20/32	750,000	751,429	(a)(b)(k)
BlueMountain CLO XXX Ltd., 2020-30A A (3 mo. USD LIBOR + 1.390%)	1.574%	1/15/33	1,140,000	1,144,468	(a)(b)
Canyon CLO Ltd., 2020-1A AR (3 mo. USD LIBOR + 1.180%)	1.311%	7/15/34	1,360,000	1,360,000	(a)(b)
Canyon CLO Ltd., 2020-2A A (3 mo. USD LIBOR + 1.450%)	1.634%	10/15/31	1,000,000	1,004,565	(a)(b)
Carlyle Global Market Strategies CLO Ltd., 2014-3RA A1A (3 mo. USD LIBOR + 1.050%)	1.231%	7/27/31	545,508	546,081	(a)(b)
Catskill Park CLO Ltd., 2017-1A A2 (3 mo. USD LIBOR + 1.700%)	1.888%	4/20/29	1,250,000	1,250,000	(a)(b)
Cerberus Loan Funding XXVIII LP, 2020-1A A (3 mo. USD LIBOR + 1.850%)	2.034%	10/15/31	420,000	421,477	(a)(b)

See Notes to Financial Statements.

36	Western Asset Intermediate Bond Fund 2021 Annual Report

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
Countrywide Asset-Backed Certificates Trust, 2005-8 M4 (1 mo. USD LIBOR + 0.930%)	1.022%	12/25/35	$509,065	$509,593	(b)
Countrywide Home Equity Loan Trust, 2006-HW 2A1B (1 mo. USD LIBOR + 0.150%)	0.265%	11/15/36	514,243	454,741	(b)
Countrywide Home Equity Loan Trust, 2006-I 2A (1 mo. USD LIBOR + 0.140%)	0.241%	1/15/37	624,370	604,030	(b)
Dryden 75 CLO Ltd., 2019-75A AR2 (3 mo. USD LIBOR + 1.040%)	1.242%	4/15/34	800,000	799,998	(a)(b)
Dryden Senior Loan Fund, 2021-87A A1 (3 mo. USD LIBOR + 1.100%)	1.231%	5/20/34	2,020,000	2,021,010	(a)(b)(i)
Dryden XXV Senior Loan Fund, 2012-25A ARR (3 mo. USD LIBOR + 0.900%)	1.084%	10/15/27	367,571	367,729	(a)(b)
First Franklin Mortgage Loan Trust, 2003- FF1 A1 (1 mo. USD LIBOR + 1.125%)	1.235%	3/25/33	458,235	455,200	(b)
Ford Credit Floorplan Master Owner Trust, 2018-4 A	4.060%	11/15/30	2,220,000	2,567,112
Great Lakes Kcap F3c Senior LLC, 2017-1A A (3 mo. USD LIBOR + 1.900%)	2.087%	12/20/29	2,040,000	2,043,841	(a)(b)
Grippen Park CLO Ltd., 2017-1A A (3 mo. USD LIBOR + 1.260%)	1.448%	1/20/30	500,000	500,750	(a)(b)
GRMT Mortgage Loan Trust, 2001-1A A5	6.650%	7/20/31	22,730	22,873	(a)
Halcyon Loan Advisors Funding Ltd., 2015-2A AR (3 mo. USD LIBOR + 1.080%)	1.256%	7/25/27	143,700	143,768	(a)(b)
HalseyPoint CLO I Ltd., 2019-1A A1A1 (3 mo. USD LIBOR + 1.350%)	1.538%	1/20/33	250,000	250,560	(a)(b)
HalseyPoint CLO 3 Ltd., 2020-3A A1A (3 mo. USD LIBOR + 1.450%)	1.636%	11/30/32	560,000	562,572	(a)(b)
Hertz Vehicle Financing II LP, 2018-1A A	3.290%	2/25/24	282,360	283,467	(a)
Hildene Community Funding CDO Ltd., 2015-1A AR	3.250%	11/1/35	540,000	540,000	(a)
KeyCorp Student Loan Trust, 2006-A 2B (3 mo. USD LIBOR + 0.480%)	0.673%	12/27/41	868,799	865,880	(b)
KKR CLO 16 Ltd., 16 A1R (3 mo. USD LIBOR + 1.250%)	1.438%	1/20/29	951,370	952,194	(a)(b)
KKR CLO 16 Ltd., 16 A2R (3 mo. USD LIBOR + 1.800%)	1.988%	1/20/29	460,000	463,764	(a)(b)
KKR CLO 32 Ltd., 32A A1 (3 mo. USD LIBOR + 1.320%)	1.504%	1/15/32	490,000	491,865	(a)(b)

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2021 Annual Report	37

Schedule of investments (cont’d)

May 31, 2021

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
LCM XVIII LP, 19A AR (3 mo. USD LIBOR + 1.240%)	1.424%	7/15/27	$175,479	$175,560	(a)(b)
Legacy Mortgage Asset Trust, 2019-GS5 A1, Step bond	3.200%	5/25/59	3,175,354	3,206,937	(a)
Midocean Credit CLO VII, 2017-7A BR (3 mo. USD LIBOR + 1.600%)	1.784%	7/15/29	750,000	748,489	(a)(b)
Mosaic Solar Loan Trust, 2018-2GS A	4.200%	2/22/44	1,779,735	1,947,564	(a)
Myers Park CLO Ltd., 2018-1A B1 (3 mo. USD LIBOR + 1.600%)	1.788%	10/20/30	550,000	550,591	(a)(b)
NADG NNN Operating LP, 2019-1 A	3.368%	12/28/49	1,548,950	1,604,855	(a)
Navient Student Loan Trust, 2016-3A A3 (1 mo. USD LIBOR + 1.350%)	1.442%	6/25/65	1,870,026	1,905,594	(a)(b)
Navient Student Loan Trust, 2019-BA A2A	3.390%	12/15/59	1,002,037	1,058,477	(a)
Navient Student Loan Trust, 2020-1A A1B (1 mo. USD LIBOR + 1.050%)	1.142%	6/25/69	280,763	287,359	(a)(b)
Nelnet Student Loan Trust, 2012-2A A (1 mo. USD LIBOR + 0.800%)	0.892%	12/26/33	780,672	785,399	(a)(b)
Oasis Securitization Funding LLC, 2021-1A A	2.579%	2/15/33	886,695	889,282	(a)
Ocean Trails CLO IX, 2020-9A A1 (3 mo. USD LIBOR + 1.870%)	2.054%	10/15/29	1,850,000	1,857,561	(a)(b)
Octagon Investment Partners 45 Ltd., 2019-1A A (3 mo. USD LIBOR + 1.330%)	1.514%	10/15/32	750,000	751,063	(a)(b)
Octagon Investment Partners XXI Ltd., 2014-1A AAR3 (3 mo. USD LIBOR + 1.000%)	1.154%	2/14/31	720,000	718,286	(a)(b)
OHA Credit Funding 7 Ltd., 2020-7A A (3 mo. USD LIBOR + 1.250%)	1.440%	10/19/32	460,000	460,441	(a)(b)
OHA Loan Funding Ltd., 2015-1A A1R2 (3 mo. USD LIBOR + 1.340%)	1.496%	11/15/32	550,000	551,440	(a)(b)
Owl Rock CLO III Ltd., 2020-3A A1L (3 mo. USD LIBOR + 1.800%)	1.988%	4/20/32	1,040,000	1,041,925	(a)(b)
OZLM XII Ltd., 2015-12A A1R (3 mo. USD LIBOR + 1.050%)	1.236%	4/30/27	542,962	543,294	(a)(b)
Point Au Roche Park CLO Ltd., 2021-1A A (3 mo. USD LIBOR + 1.080%)	1.211%	7/20/34	1,650,000	1,650,000	(a)(b)(i)
Recette CLO Ltd., 2015-1A ARR (3 mo. USD LIBOR + 1.080%)	1.268%	4/20/34	510,000	509,998	(a)(b)
SBA Small Business Investment Cos., 2021-10A 1	1.667%	3/10/31	3,180,000	3,247,999

See Notes to Financial Statements.

38	Western Asset Intermediate Bond Fund 2021 Annual Report

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
Seven Sticks CLO Ltd., 2016-1A A1R (3 mo. USD LIBOR + 1.050%)	1.234%	7/15/28	$419,580	$419,843	(a)(b)
Silver Rock CLO I Ltd., 2020-1A A (3 mo. USD LIBOR + 1.650%)	1.838%	10/20/31	1,410,000	1,415,053	(a)(b)
SLM Student Loan Trust, 2003-4 A5A (3 mo. USD LIBOR + 0.750%)	0.934%	3/15/33	462,870	455,044	(a)(b)
SLM Student Loan Trust, 2003-4 A5E (3 mo. USD LIBOR + 0.750%)	0.934%	3/15/33	941,887	928,266	(a)(b)
SMB Private Education Loan Trust, 2021-A A2B	1.590%	1/15/53	2,140,000	2,140,047	(a)
Symphony CLO XVIII Ltd., 2016-18A B (3 mo. USD LIBOR + 1.800%)	1.973%	1/23/28	750,000	751,369	(a)(b)
TCI-Flatiron CLO Ltd., 2016-1A AR2 (3 mo. USD LIBOR + 1.150%)	1.340%	1/17/32	1,080,000	1,080,657	(a)(b)
TCI-Symphony CLO Ltd., 2016-1A BR (3 mo. USD LIBOR + 1.650%)	1.838%	10/13/29	1,000,000	1,003,127	(a)(b)
Towd Point Mortgage Trust, 2017-4 B2	3.489%	6/25/57	1,010,000	1,061,497	(a)(b)
Toyota Auto Loan Extended Note Trust, 2021-1A A	1.070%	2/27/34	540,000	542,317	(a)
Tralee CLO V Ltd., 2018-5A B (3 mo. USD
LIBOR + 1.700%)	1.888%	10/20/28	530,000	531,707	(a)(b)
Tralee CLO VI Ltd., 2019-6A AS (3 mo. USD LIBOR + 1.300%)	1.476%	10/25/32	1,070,000	1,072,834	(a)(b)
Tryon Park CLO Ltd., 2013-1A A1SR (3 mo. USD LIBOR + 0.890%)	1.074%	4/15/29	1,000,000	1,001,320	(a)(b)
Voya CLO Ltd., 2018-3A A1A (3 mo. USD LIBOR + 1.150%)	1.334%	10/15/31	1,090,000	1,091,176	(a)(b)
Wellfleet CLO Ltd., 2020-2A A (3 mo. USD LIBOR + 1.850%)	2.034%	7/15/31	1,020,000	1,024,578	(a)(b)
Whitebox CLO II Ltd., 2020-2A A1 (3 mo. USD LIBOR + 1.750%)	1.926%	10/24/31	1,040,000	1,044,160	(a)(b)
ZAIS CLO 13 Ltd., 2019-13A A1A (3 mo. USD LIBOR + 1.490%)	1.674%	7/15/32	602,500	605,606	(a)(b)
Total Asset-Backed Securities (Cost — $74,379,694)				75,495,617
Collateralized Mortgage Obligations (l) — 6.9%
280 Park Avenue Mortgage Trust, 2017-280P A (1 mo. USD LIBOR + 0.880%)	0.981%	9/15/34	730,000	731,046	(a)(b)
Adjustable Rate Mortgage Trust, 2004-5 4A1	2.843%	4/25/35	188,399	192,503	(b)
BCAP LLC Trust, 2015-RR6 1A2	3.500%	5/26/37	2,285,000	2,307,488	(a)(b)
BENCHMARK Mortgage Trust, 2018-B7 A4	4.510%	5/15/53	785,000	923,454	(b)

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2021 Annual Report	39

Schedule of investments (cont’d)

May 31, 2021

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (l) — continued
BENCHMARK Mortgage Trust, 2019-B10 A4	3.717%	3/15/62	$2,760,000	$3,105,512
Citigroup Commercial Mortgage Trust, 2014-GC25 AS	4.017%	10/10/47	640,000	690,841
Commercial Mortgage Trust, 2013-300P B	4.394%	8/10/30	560,000	591,930	(a)(b)
Commercial Mortgage Trust, 2013-CR12 AM	4.300%	10/10/46	80,000	84,632
Commercial Mortgage Trust, 2013-CR12 B	4.762%	10/10/46	70,000	74,468	(b)
Commercial Mortgage Trust, 2013-CR12 C	5.072%	10/10/46	40,000	40,491	(b)
Commercial Mortgage Trust, 2014-UBS2 XA, IO	1.124%	3/10/47	2,803,199	72,018	(b)
CSMC Trust, 2014-USA B	4.185%	9/15/37	2,820,000	2,904,550	(a)
CSMC Trust, 2017-RPL3 A1	4.000%	8/1/57	900,919	973,102	(a)(b)
CSMC Trust, 2018-J1 A2	3.500%	2/25/48	2,512,177	2,586,990	(a)(b)
CSMC Trust, 2019-AFC1 A1, Step bond	2.573%	7/25/49	1,333,230	1,357,194	(a)
CSMC Trust, 2019-AFC1 A3, Step bond	2.877%	7/25/49	2,014,173	2,042,429	(a)
CSMC Trust, 2019-ICE4 A (1 mo. USD LIBOR + 0.980%)	1.081%	5/15/36	190,000	190,604	(a)(b)
CSMC Trust, 2020-AFC1 A1	2.240%	2/25/50	1,706,362	1,734,604	(a)(b)
CSMC Trust, 2021-2R 1A1 (1 mo. USD LIBOR + 1.750%)	1.860%	7/25/47	1,256,967	1,268,249	(a)(b)
CSMC Trust, 2021-AFC1 A3	1.169%	3/25/56	522,053	522,201	(a)(b)
CSMC Trust, 2021-NQM2 A3	1.538%	2/25/66	495,680	497,191	(a)(b)
DBJPM Mortgage Trust, 2016-C1 B	4.195%	5/10/49	1,060,000	1,148,258	(b)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass- Through Certificates, K091 X1, IO	0.559%	3/25/29	2,489,802	101,581	(b)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass- Through Certificates, K093 X1, IO	0.951%	5/25/29	1,992,996	133,142	(b)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass- Through Certificates, S8FX A2	3.291%	3/25/27	590,000	647,065
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4066 PI, IO	3.500%	9/15/31	1,497,812	91,642
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4203 PS, IO, PAC (-1.000 x 1 mo. USD LIBOR + 6.250%)	6.149%	9/15/42	387,970	56,249	(b)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 5010 IK, IO	2.500%	9/25/50	175,879	25,219

See Notes to Financial Statements.

40	Western Asset Intermediate Bond Fund 2021 Annual Report

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (l) — continued
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 5010 JI, IO	2.500%	9/25/50	$381,544	$60,069
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 5013 IN, IO	2.500%	9/25/50	193,521	31,539
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 5018 MI, IO	2.000%	10/25/50	97,584	12,332
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2020-DNA6 M1 (30 Day Average SOFR + 0.900%)	0.910%	12/25/50	825,529	826,187	(a)(b)
Federal Home Loan Mortgage Corp. (FHLMC) STRIPS, 334 S7, IO (-1.000 x 1 mo. USD LIBOR + 6.100%)	5.999%	8/15/44	140,130	30,293	(b)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2021-DNA2 M2 (30 Day Average SOFR + 2.300%)	2.310%	8/25/33	1,840,000	1,883,845	(a)(b)
Federal National Mortgage Association (FNMA) — CAS, 2014-C04 2M2 (1 mo. USD LIBOR + 5.000%)	5.092%	11/25/24	426,335	438,616	(b)
Federal National Mortgage Association (FNMA) — CAS, 2016-C02 1M2 (1 mo. USD LIBOR + 6.000%)	6.092%	9/25/28	1,083,942	1,143,783	(a)(b)
Federal National Mortgage Association (FNMA) — CAS, 2016-C04 1M2 (1 mo. USD LIBOR + 4.250%)	4.342%	1/25/29	1,335,071	1,391,343	(a)(b)
Federal National Mortgage Association (FNMA) — CAS, 2017-C01 1ED1 (1 mo. USD LIBOR + 1.250%)	1.342%	7/25/29	1,338,540	1,333,065	(a)(b)
Federal National Mortgage Association (FNMA) ACES, 2019-M4 A2	3.610%	2/25/31	260,000	301,224
Federal National Mortgage Association (FNMA) ACES, 2019-M19 A2	2.560%	9/25/29	467,769	502,365
Federal National Mortgage Association (FNMA) ACES, 2019-M28 AV	2.232%	2/25/27	208,247	220,125
Federal National Mortgage Association (FNMA) REMIC, 2012-118 CI, IO	3.500%	12/25/39	179,330	3,802
Federal National Mortgage Association (FNMA) REMIC, 2013-026 HI, IO	3.000%	4/25/32	26,684	805
Federal National Mortgage Association (FNMA) REMIC, 2013-54 BS, IO (-1.000 x 1 mo. USD LIBOR + 6.150%)	6.058%	6/25/43	32,139	6,907	(b)

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2021 Annual Report	41

Schedule of investments (cont’d)

May 31, 2021

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (l) — continued
Federal National Mortgage Association (FNMA) REMIC, 2013-73 IA, IO	3.000%	9/25/32	$798,814	$57,259
Federal National Mortgage Association (FNMA) REMIC, 2013-124 SB, IO (-1.000 x 1 mo. USD LIBOR + 5.950%)	5.858%	12/25/43	37,736	7,338	(b)
Federal National Mortgage Association (FNMA) REMIC, 2017-85 SC, IO (-1.000 x 1 mo. USD LIBOR + 6.200%)	6.108%	11/25/47	48,158	8,845	(b)
Federal National Mortgage Association (FNMA) REMIC, 2020-56 DI, IO	2.500%	8/25/50	185,649	29,948
Federal National Mortgage Association (FNMA) REMIC, 2020-89 DI, IO	2.500%	12/25/50	94,495	13,449
Federal National Mortgage Association (FNMA) STRIPS, 409 C18, IO	4.000%	4/25/42	26,275	3,629
Flagstar Mortgage Trust, 2018-2 A4	3.500%	4/25/48	39,127	39,358	(a)(b)
Government National Mortgage Association (GNMA), 2010-H26 LF (1 mo. USD LIBOR + 0.350%)	0.460%	8/20/58	453,075	454,007	(b)
Government National Mortgage Association (GNMA), 2011-H01 AF (1 mo. USD LIBOR + 0.450%)	0.560%	11/20/60	1,310,609	1,316,737	(b)
Government National Mortgage Association (GNMA), 2011-H07 FA (1 mo. USD LIBOR + 0.500%)	0.610%	2/20/61	240,618	241,573	(b)
Government National Mortgage Association (GNMA), 2011-H9 AF (1 mo. USD LIBOR + 0.500%)	0.610%	3/20/61	165,391	166,249	(b)
Government National Mortgage Association (GNMA), 2012-027 IO, IO	0.884%	4/16/53	3,087,035	59,136	(b)
Government National Mortgage Association (GNMA), 2012-H30 GA (1 mo. USD LIBOR + 0.350%)	0.460%	12/20/62	724,267	725,638	(b)
Government National Mortgage Association (GNMA), 2013-95 IO, IO	0.535%	4/16/47	5,437,079	106,896	(b)
Government National Mortgage Association (GNMA), 2014-105 IO, IO	0.218%	6/16/54	278,869	12,588	(b)
Government National Mortgage Association (GNMA), 2014-130 IB, IO	0.400%	8/16/54	1,235,638	24,469	(b)
Government National Mortgage Association (GNMA), 2014-157 IO, IO	0.327%	5/16/55	2,198,912	36,427	(b)

See Notes to Financial Statements.

42	Western Asset Intermediate Bond Fund 2021 Annual Report

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (l) — continued
Government National Mortgage Association (GNMA), 2014-186 IO, IO	0.641%	8/16/54	$2,178,583	$52,100	(b)
Government National Mortgage Association (GNMA), 2019-28 AB	3.150%	6/16/60	311,039	321,216
Government National Mortgage Association (GNMA), 2019-123 A	3.000%	10/20/49	108,589	111,904
Government National Mortgage Association (GNMA), 2020-H9 NF (1 mo. USD LIBOR + 1.250%)	1.349%	4/20/70	170,504	176,322	(b)
Government National Mortgage Association (GNMA), 2021-22 IO, IO	0.989%	5/16/63	1,091,149	97,741	(b)
GS Mortgage Securities Corp. II, 2018-SRP5 A (1 mo. USD LIBOR + 1.300%)	1.401%	9/15/31	3,030,000	2,813,907	(a)(b)
GS Mortgage Securities Corp. II, 2018-SRP5 B (1 mo. USD LIBOR + 2.500%)	2.601%	9/15/31	2,360,000	1,806,660	(a)(b)
GS Mortgage Securities Corp. Trust, 2013-GC16 B	5.161%	11/10/46	240,000	258,308	(b)
GS Mortgage Securities Corp. Trust, 2016-GS3 C	4.005%	10/10/49	570,000	577,285	(b)
GSMSC Resecuritization Trust, 2015-7R A (1 mo. USD LIBOR + 0.150%)	0.260%	9/26/37	381,427	377,861	(a)(b)
Impac CMB Trust, 2007-A A (1 mo. USD LIBOR + 0.500%)	0.592%	5/25/37	843,624	842,319	(a)(b)
JPMBB Commercial Mortgage Securities Trust, 2013-C17 B	4.889%	1/15/47	90,000	96,569	(b)
JPMBB Commercial Mortgage Securities Trust, 2014-C22 C	4.553%	9/15/47	300,000	290,277	(b)
JPMBB Commercial Mortgage Securities Trust, 2015-C30 B	4.267%	7/15/48	654,000	717,185	(b)
JPMDB Commercial Mortgage Securities Trust, 2017-C5 B	4.009%	3/15/50	1,030,000	1,102,791	(b)
JPMorgan Chase Commercial Mortgage Securities Trust, 2015-FL7 D (1 mo. USD LIBOR + 3.750%)	3.851%	5/15/28	657,048	610,953	(a)(b)
Legacy Mortgage Asset Trust, 2021-GS2 A1, Step bond	1.750%	4/25/61	524,911	526,585	(a)
Madison Avenue Mortgage Trust, 2017-330M A	3.188%	8/15/34	630,000	650,949	(a)(b)
Merrill Lynch Mortgage Investors Trust, 2004-A1 2A1	2.310%	2/25/34	123,591	127,181	(b)

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2021 Annual Report	43

Schedule of investments (cont’d)

May 31, 2021

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (l) — continued
Morgan Stanley Bank of America Merrill Lynch Trust, 2015-C25 A5	3.635%	10/15/48	$1,245,000	$1,373,674
Morgan Stanley Capital I Trust, 2019-BPR A (1 mo. USD LIBOR + 1.400%)	1.501%	5/15/36	1,930,000	1,886,581	(a)(b)
Morgan Stanley Mortgage Loan Trust, 2004-6AR 1A (1 mo. USD LIBOR + 0.900%)	0.992%	7/25/34	8,239	8,254	(b)
MRA Issuance Trust, 2021-EBO1 A1X (1 mo. USD LIBOR + 1.750%)	1.860%	10/8/21	1,590,000	1,591,453	(a)(b)
MSCG Trust, 2015-ALDR A2	3.462%	6/7/35	1,440,000	1,497,450	(a)(b)
Natixis Commercial Mortgage Securities Trust, 2019-FAME A	3.047%	8/15/36	1,300,000	1,312,085	(a)
Natixis Commercial Mortgage Securities Trust, 2019-FAME B	3.655%	8/15/36	2,550,000	2,540,790	(a)
New Residential Mortgage Loan Trust, 2015-1A A2	3.750%	5/28/52	542,729	576,372	(a)(b)
New Residential Mortgage Loan Trust, 2017-1A A1	4.000%	2/25/57	616,077	659,934	(a)(b)
New Residential Mortgage Loan Trust, 2017-3A A1	4.000%	4/25/57	679,173	732,192	(a)(b)
New Residential Mortgage Loan Trust, 2017-4A A1	4.000%	5/25/57	1,022,666	1,096,587	(a)(b)
Residential Mortgage Loan Trust, 2020-2 A1	1.654%	5/25/60	3,600,308	3,627,468	(a)(b)
SACO I Trust, 2007-VA1 A	8.924%	6/25/21	22,944	22,991	(a)(b)
UBS Commercial Mortgage Trust, 2018- C11 B	4.713%	6/15/51	1,040,000	1,170,163	(b)
UBS-Barclays Commercial Mortgage Trust, 2012-C4 D	4.467%	12/10/45	570,000	413,986	(a)(b)
VASA Trust, 2021-VASA A (1 mo. USD LIBOR + 0.900%)	1.001%	7/15/39	880,000	881,732	(a)(b)
Virginia Housing Development Authority, 2006-C CTFS	6.000%	6/25/34	386,594	404,936
WaMu Mortgage Pass-Through Certificates Trust, 2004-AR9 A7	2.954%	8/25/34	1,172,850	1,209,142	(b)
WaMu Mortgage Pass-Through Certificates Trust, 2004-AR13 A2A (1 mo. USD LIBOR + 0.740%)	0.832%	11/25/34	370,470	357,954	(b)
WaMu Mortgage Pass-Through Certificates Trust, 2005-AR8 2AB3 (1 mo. USD LIBOR + 0.720%)	0.812%	7/25/45	1,883,388	1,852,861	(b)

See Notes to Financial Statements.

44	Western Asset Intermediate Bond Fund 2021 Annual Report

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (l) — continued
Waterfall Commercial Mortgage Trust, 2015-SBC5 A	4.104%	9/14/22	$228,832	$233,842	(a)(b)
WF-RBS Commercial Mortgage Trust, 2013-C14 B	3.841%	6/15/46	1,060,000	1,100,488	(b)
WF-RBS Commercial Mortgage Trust, 2014-C23 XA, IO	0.562%	10/15/57	4,984,588	80,108	(b)
Total Collateralized Mortgage Obligations (Cost — $73,313,364)				72,773,655
Sovereign Bonds — 5.0%
Canada — 0.2%
Province of Quebec Canada, Senior Notes	2.625%	2/13/23	1,400,000	1,456,421
Chile — 0.1%
Chile Government International Bond, Senior Notes	3.100%	5/7/41	1,380,000	1,345,031
Colombia — 0.5%
Colombia Government International Bond, Senior Notes	3.875%	4/25/27	1,210,000	1,284,935
Colombia Government International Bond, Senior Notes	3.125%	4/15/31	620,000	599,782
Colombia Government International Bond, Senior Notes	5.625%	2/26/44	920,000	1,018,900
Colombia Government International Bond, Senior Notes	5.200%	5/15/49	2,200,000	2,344,694
Total Colombia				5,248,311
India — 0.1%
Export-Import Bank of India, Senior Notes	3.375%	8/5/26	660,000	706,630	(a)
Indonesia — 0.4%
Indonesia Government International Bond, Senior Notes	5.875%	1/15/24	479,000	543,678	(a)
Indonesia Government International Bond, Senior Notes	3.850%	7/18/27	200,000	222,764	(a)
Indonesia Government International Bond, Senior Notes	5.125%	1/15/45	200,000	241,313	(a)
Indonesia Government International Bond, Senior Notes	5.125%	1/15/45	2,730,000	3,293,925	(m)
Total Indonesia				4,301,680
Kazakhstan — 0.2%
Kazakhstan Government International Bond, Senior Notes	4.875%	10/14/44	1,270,000	1,569,904	(a)

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2021 Annual Report	45

Schedule of investments (cont’d)

May 31, 2021

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Kuwait — 0.2%
Kuwait International Government Bond, Senior Notes	3.500%	3/20/27	$2,170,000	$2,412,122	(a)
Mexico — 0.5%
Mexico Government International Bond, Senior Notes	4.000%	10/2/23	586,000	638,069
Mexico Government International Bond, Senior Notes	3.600%	1/30/25	1,340,000	1,485,404
Mexico Government International Bond, Senior Notes	4.750%	3/8/44	2,640,000	2,882,365
Total Mexico				5,005,838
Panama — 0.4%
Panama Government International Bond, Senior Notes	6.700%	1/26/36	930,000	1,252,529
Panama Government International Bond, Senior Notes	4.500%	5/15/47	1,240,000	1,383,288
Panama Government International Bond, Senior Notes	4.300%	4/29/53	1,630,000	1,760,416
Total Panama				4,396,233
Peru — 0.3%
Peruvian Government International Bond, Senior Notes	6.550%	3/14/37	930,000	1,256,016
Peruvian Government International Bond, Senior Notes	3.300%	3/11/41	580,000	563,331
Peruvian Government International Bond, Senior Notes	5.625%	11/18/50	770,000	1,009,362
Total Peru				2,828,709
Poland — 0.2%
Republic of Poland Government International Bond, Senior Notes	4.000%	1/22/24	1,870,000	2,043,418
Qatar — 0.5%
Qatar Government International Bond, Senior Notes	3.875%	4/23/23	1,390,000	1,482,227	(m)
Qatar Government International Bond, Senior Notes	3.250%	6/2/26	200,000	218,985	(m)
Qatar Government International Bond, Senior Notes	4.000%	3/14/29	1,030,000	1,187,036	(a)
Qatar Government International Bond, Senior Notes	4.817%	3/14/49	2,110,000	2,665,394	(a)
Total Qatar				5,553,642

See Notes to Financial Statements.

46	Western Asset Intermediate Bond Fund 2021 Annual Report

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Russia — 0.5%
Russian Foreign Bond — Eurobond, Senior Notes	4.875%	9/16/23	$800,000	$870,973	(a)
Russian Foreign Bond — Eurobond, Senior Notes	5.625%	4/4/42	2,200,000	2,791,631	(m)
Russian Foreign Bond — Eurobond, Senior Notes	5.875%	9/16/43	1,400,000	1,845,987	(m)
Russian Foreign Bond — Eurobond, Senior Notes, Step bond	7.500%	3/31/30	128,025	147,714	(m)
Russian Foreign Bond — Eurobond, Senior Notes, Step bond	7.500%	3/31/30	40,500	46,728	(a)
Total Russia				5,703,033
Saudi Arabia — 0.0%††
Saudi Government International Bond, Senior Notes	2.875%	3/4/23	290,000	301,818	(a)
United Arab Emirates — 0.5%
Abu Dhabi Government International Bond, Senior Notes	2.500%	10/11/22	2,100,000	2,164,806	(a)
Abu Dhabi Government International Bond, Senior Notes	2.125%	9/30/24	3,280,000	3,445,535	(a)
Total United Arab Emirates				5,610,341
Uruguay — 0.4%
Uruguay Government International Bond, Senior Notes	4.375%	1/23/31	2,200,000	2,555,465
Uruguay Government International Bond, Senior Notes	5.100%	6/18/50	1,240,000	1,569,288
Total Uruguay				4,124,753
Total Sovereign Bonds (Cost — $47,789,429)				52,607,884
U.S. Treasury Inflation Protected Securities — 0.9%
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/40	2,034,313	2,995,848
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/41	967,624	1,437,740
U.S. Treasury Bonds, Inflation Indexed	1.375%	2/15/44	3,398,195	4,577,098	(n)(o)
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/45	674,898	808,377
Total U.S. Treasury Inflation Protected Securities (Cost — $8,547,345)				9,819,063

	Expiration Date	Contracts	Notional Amount
Purchased Options — 0.0%††
Exchange-Traded Purchased Options — 0.0%††
U.S. Treasury 5-Year Notes Futures, Put @ $123.75	6/25/21	87	87,000	21,750

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2021 Annual Report	47

Schedule of investments (cont’d)

May 31, 2021

Western Asset Intermediate Bond Fund

Security	Expiration Date	Contracts	Notional Amount	Value
Exchange-Traded Purchased Options — continued
U.S. Treasury 5-Year Notes Futures, Put @ $123.00	8/27/21	87	$87,000	$26,508
U.S. Treasury 10-Year Notes Futures, Call @ $132.00	6/25/21	130	130,000	69,063
U.S. Treasury 10-Year Notes Futures, Put @ $131.75	6/4/21	54	54,000	11,813
U.S. Treasury 10-Year Notes Futures, Put @ $131.00	6/25/21	58	58,000	13,594
U.S. Treasury 10-Year Notes Futures, Put @ $131.75	6/25/21	49	49,000	23,734
U.S. Treasury Long-Term Bonds Futures, Call @ $156.00	6/25/21	50	50,000	81,250
U.S. Treasury Long-Term Bonds Futures, Call @ $156.50	6/25/21	50	50,000	67,188
Total Purchased Options (Cost — $303,391)				314,900
Total Investments before Short-Term Investments (Cost — $1,035,649,011)				1,052,411,678

	Rate		Shares
Short-Term Investments — 0.5%
Western Asset Premier Institutional Government Reserves, Premium Shares (Cost — $5,286,986)	0.010%		5,286,986	5,286,986	(k)
Total Investments — 99.6% (Cost — $1,040,935,997)				1,057,698,664
Other Assets in Excess of Liabilities — 0.4%				4,190,727
Total Net Assets — 100.0%				$1,061,889,391

See Notes to Financial Statements.

48	Western Asset Intermediate Bond Fund 2021 Annual Report

Western Asset Intermediate Bond Fund

††	Represents less than 0.1%.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(b)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(c)	Security has no maturity date. The date shown represents the next call date.

(d)	The coupon payment on this security is currently in default as of May 31, 2021.

(e)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (Note 1). (f) Security is valued using significant unobservable inputs (Note 1).

(g)	Value is less than $1.

(h)	The maturity principal is currently in default as of May 31, 2021.

(i)	Securities traded on a when-issued or delayed delivery basis.

(j)	This security is traded on a to-be-announced (“TBA”) basis. At May 31, 2021, the Fund held TBA securities with a total cost of $2,167,051.

(k)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At May 31, 2021, the total market value of investments in Affiliated Companies was $6,038,415 and the cost was $6,036,986 (Note 8).

(l)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(m)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(n)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(o)	All or a portion of this security is held at the broker as collateral for open swap contracts.

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2021 Annual Report	49

Schedule of investments (cont’d)

May 31, 2021

Western Asset Intermediate Bond Fund

Abbreviation(s) used in this schedule:

ACES	— Alternative Credit Enhancement Securities

CAS	— Connecticut Avenue Securities

CDO	— Collateralized Debt Obligation

CLO	— Collateralized Loan Obligation

CTFS	— Certificates

ICE	— Intercontinental Exchange

IO	— Interest Only

JSC	— Joint Stock Company

LIBOR	— London Interbank Offered Rate

PAC	— Planned Amortization Class

PJSC	— Private Joint Stock Company

REMIC	— Real Estate Mortgage Investment Conduit

SOFR	— Secured Overnight Financing Rate

STRIPS	— Separate Trading of Registered Interest and Principal Securities

USD	— United States Dollar

Schedule of Written Options
Exchange-Traded Written Options
Security	Expiration Date	Strike Price	Contracts	Notional Amount	Value
U.S. Treasury 5-Year Notes Futures, Put	6/25/21	$123.25	174	$174,000	$(19,031)
U.S. Treasury 5-Year Notes Futures, Put	8/27/21	122.00	174	174,000	(24,469)
U.S. Treasury 10-Year Notes Futures, Call	6/25/21	133.00	255	255,000	(39,844)
U.S. Treasury 10-Year Notes Futures, Call	6/25/21	134.50	117	117,000	(3,656)
U.S. Treasury 10-Year Notes Futures, Call	7/23/21	132.50	50	50,000	(26,562)
U.S. Treasury 10-Year Notes Futures, Call	7/23/21	133.00	49	49,000	(16,844)
U.S. Treasury 10-Year Notes Futures, Call	8/27/21	133.50	52	52,000	(21,938)
U.S. Treasury 10-Year Notes Futures, Call	8/27/21	134.00	156	156,000	(48,750)
U.S. Treasury 10-Year Notes Futures, Put	6/4/21	131.25	108	108,000	(8,438)
U.S. Treasury 10-Year Notes Futures, Put	6/25/21	128.50	117	117,000	(1,828)
U.S. Treasury 10-Year Notes Futures, Put	6/25/21	130.00	226	226,000	(14,125)
U.S. Treasury Long-Term Bonds Futures, Call	6/25/21	158.00	37	37,000	(25,437)
U.S. Treasury Long-Term Bonds Futures, Call	6/25/21	159.00	37	37,000	(15,609)
Total Exchange-Traded Written Options (Premiums received — $416,589)					$(266,531)

At May 31, 2021, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
90-Day Eurodollar	49	9/23	$12,137,715	$12,151,387	$13,672
90-Day Eurodollar	1,624	12/23	401,725,798	402,102,400	376,602

See Notes to Financial Statements.

50	Western Asset Intermediate Bond Fund 2021 Annual Report

Western Asset Intermediate Bond Fund

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy continued
U.S. Treasury 2-Year Notes	973	9/21	$214,707,816	$214,774,548	$66,732
U.S. Treasury 5-Year Notes	849	9/21	105,015,613	105,149,974	134,361
U.S. Treasury 10-Year Notes	1,780	9/21	234,991,885	234,848,750	(143,135)
					448,232
Contracts to Sell:
90-Day Eurodollar	1,143	6/21	284,787,125	285,399,956	(612,831)
90-Day Eurodollar	1,185	12/21	295,167,938	295,731,562	(563,624)
U.S. Treasury Long-Term Bonds	1,096	9/21	170,367,717	171,558,250	(1,190,533)
U.S. Treasury Ultra 10-Year Notes	141	9/21	20,298,130	20,438,391	(140,261)
U.S. Treasury Ultra Long-Term Bonds	300	9/21	55,860,420	55,575,000	285,420
					(2,221,829)
Net unrealized depreciation on open futures contracts					$(1,773,597)

At May 31, 2021, the Fund had the following open swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAPS
Notional Amount	Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
$4,330,000	5/13/22	3.450%*	CPURNSA*	—	$16,085
42,144,000	6/15/22	3-Month LIBOR quarterly	0.190% semi-annually	$(106)	18,480
13,970,000	5/13/23	2.940%*	CPURNSA*	—	58,556
6,563,000	7/15/25	0.100% annually	Daily SOFR annually	(4,200)	112,162
58,197,000	12/18/25	3-Month LIBOR quarterly	1.100% semi-annually	—	(306,096)
18,300,000	5/13/26	CPURNSA*	2.750%*	13,584	5,637
13,710,000	11/15/27	0.780% semi-annually	3-Month LIBOR quarterly	34,450	280,209
30,350,000	2/15/28	1.250% semi-annually	3-Month LIBOR quarterly	40,281	(97,422)

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2021 Annual Report	51

Schedule of investments (cont’d)

May 31, 2021

Western Asset Intermediate Bond Fund

CENTRALLY CLEARED INTEREST RATE SWAPS (cont’d)
	Notional Amount	Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
	$55,784,000	2/15/28	1.350% semi-annually	3-Month LIBOR quarterly	$79,285	$(636,302)
	12,480,000	7/20/45	0.560% annually	Daily SOFR annually	85,368	2,863,867
	4,350,000	8/19/45	0.740% annually	Daily SOFR annually	—	871,240
	9,453,000	2/15/47	1.000% semi-annually	3-Month LIBOR quarterly	113,362	1,894,900
	2,619,000	2/15/47	1.600% semi-annually	3-Month LIBOR quarterly	15,421	193,131
	9,041,000	2/15/47	2.000% semi-annually	3-Month LIBOR quarterly	41,104	(13,570)
	2,342,000	2/15/47	1.200% semi-annually	3-Month LIBOR quarterly	12,900	385,852
	1,267,000	2/15/47	1.225% semi-annually	3-Month LIBOR quarterly	1,455	207,585
	3,992,000	3/17/50	0.900% semi-annually	3-Month LIBOR quarterly	67,722	954,985
	5,680,000	10/7/50	1.200% semi-annually	3-Month LIBOR quarterly	28,832	1,050,681
Total	$294,572,000				$529,458	$7,859,980

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Reference Entity	Notional Amount[2]	Termination Date	Periodic Payments Received by the Fund†	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Appreciation
Markit CDX.NA.IG.36 Index	$181,225,000	6/20/26	1.000% quarterly	$4,429,139	$3,862,386	$566,753

See Notes to Financial Statements.

52	Western Asset Intermediate Bond Fund 2021 Annual Report

Western Asset Intermediate Bond Fund

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected loss (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

*	One time payment made at termination date.

Abbreviation(s) used in this table:

CPURNSA	—U.S. CPI Urban Consumers NSA Index

LIBOR	—London Interbank Offered Rate

SOFR	—Secured Overnight Financing Rate

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2021 Annual Report	53

Statement of assets and liabilities

May 31, 2021

Assets:
Investments in unaffiliated securities, at value (Cost — $1,034,899,011)	$1,051,660,249
Investments in affiliated securities, at value (Cost — $6,036,986)	6,038,415
Cash	990,754
Receivable for securities sold	11,254,117
Deposits with brokers for centrally cleared swap contracts	7,647,592
Deposits with brokers for open futures contracts and exchange-traded options	6,389,416
Interest receivable	5,526,134
Receivable for Fund shares sold	323,342
Receivable for premiums on written options	25,527
Prepaid expenses	67,304
Total Assets	1,089,922,850

Liabilities:
Payable for securities purchased	24,880,959
Payable to broker — net variation margin on centrally cleared swap contracts	1,466,415
Payable for Fund shares repurchased	450,550
Investment management fee payable	355,053
Written options, at value (premiums received — $416,589)	266,531
Distributions payable	239,313
Payable to broker — net variation margin on open futures contracts	233,595
Directors’ fees payable	2,880
Service and/or distribution fees payable	2,274
Accrued expenses	135,889
Total Liabilities	28,033,459
Total Net Assets	$1,061,889,391

Net Assets:
Par value (Note 7)	$95,014
Paid-in capital in excess of par value	1,040,423,570
Total distributable earnings (loss)	21,370,807
Total Net Assets	$1,061,889,391

See Notes to Financial Statements.

54	Western Asset Intermediate Bond Fund 2021 Annual Report

Net Assets:
Class A	$2,759,022
Class C	$1,482,612
Class R	$805,358
Class I	$594,253,833
Class IS	$462,588,566

Shares Outstanding:
Class A	246,988
Class C	132,502
Class R	72,050
Class I	53,189,933
Class IS	41,372,854

Net Asset Value:
Class A (and redemption price)	$11.17
Class C*	$11.19
Class R (and redemption price)	$11.18
Class I (and redemption price)	$11.17
Class IS (and redemption price)	$11.18
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$11.67

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2021 Annual Report	55

Statement of operations

For the Year Ended May 31, 2021

Investment Income:
Interest from unaffiliated investments	$25,533,841
Interest from affiliated investments	17,487
Less: Foreign taxes withheld	(22,146)
Total Investment Income	25,529,182

Expenses:
Investment management fee (Note 2)	4,325,868
Transfer agent fees (Note 5)	724,226
Registration fees	137,022
Fund accounting fees	81,620
Audit and tax fees	60,633
Legal fees	32,015
Shareholder reports	25,438
Service and/or distribution fees (Notes 2 and 5)	25,275
Custody fees	22,420
Directors’ fees	14,169
Insurance	13,200
Commitment fees (Note 9)	7,318
Miscellaneous expenses	11,566
Total Expenses	5,480,770
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(12,084)
Net Expenses	5,468,686
Net Investment Income	20,060,496

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options and Swap Contracts (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	16,311,718
Futures contracts	25,590,217
Written options	4,975,637
Swap contracts	(12,018,932)
Net Realized Gain	34,858,640
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	(45,313,089)
Investments in affiliated securities	11,681
Futures contracts	(1,833,911)
Written options	(591,986)
Swap contracts	22,743,081
Change in Net Unrealized Appreciation (Depreciation)	(24,984,224)
Net Gain on Investments, Futures Contracts, Written Options and Swap Contracts	9,874,416
Increase in Net Assets From Operations	$29,934,912

See Notes to Financial Statements.

56	Western Asset Intermediate Bond Fund 2021 Annual Report

Statements of changes in net assets

For the Years Ended May 31,	2021	2020

Operations:
Net investment income	$20,060,496	$26,061,061
Net realized gain	34,858,640	7,379,805
Change in net unrealized appreciation (depreciation)	(24,984,224)	35,943,625
Increase in Net Assets From Operations	29,934,912	69,384,491

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings	(50,548,252)	(31,884,556)
Decrease in Net Assets From Distributions to Shareholders	(50,548,252)	(31,884,556)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	172,453,946	307,694,961
Reinvestment of distributions	43,346,308	26,298,164
Cost of shares repurchased	(208,983,566)	(280,749,930)
Increase in Net Assets From Fund Share Transactions	6,816,688	53,243,195
Increase (Decrease) in Net Assets	(13,796,652)	90,743,130

Net Assets:
Beginning of year	1,075,686,043	984,942,913
End of year	$1,061,889,391	$1,075,686,043

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2021 Annual Report	57

Financial highlights

For a share of each class of capital stock outstanding throughout each year ended May 31:
Class A Shares[1]	2021	2020	2019	2018	2017

Net asset value, beginning of year	$11.38	$10.98	$10.70	$10.94	$11.09

Income (loss) from operations:
Net investment income	0.18	0.24	0.28	0.22	0.22
Net realized and unrealized gain (loss)	0.10	0.46	0.28	(0.25)	0.06
Total income (loss) from operations	0.28	0.70	0.56	(0.03)	0.28

Less distributions from:
Net investment income	(0.18)	(0.24)	(0.28)	(0.21)	(0.21)
Net realized gains	(0.31)	(0.06)	—	—	(0.22)
Total distributions	(0.49)	(0.30)	(0.28)	(0.21)	(0.43)

Net asset value, end of year	$11.17	$11.38	$10.98	$10.70	$10.94
Total return[2]	2.51%	6.47%	5.32%	(0.28)%	2.60%

Net assets, end of year (000s)	$2,759	$2,717	$4,530	$3,506	$6,374

Ratios to average net assets:
Gross expenses	0.78%	0.90%	0.85%	0.87%	0.85%[3]
Net expenses[4]	0.78 [5]	0.90 [5]	0.85	0.87	0.85 [3]
Net investment income	1.58	2.13	2.57	2.02	2.00

Portfolio turnover rate[6]	60%	100%	94%	84%	55%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 0.90%. This expense limitation arrangement cannot be terminated prior to December 31, 2022 without the Board of Directors’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 72%, 123%, 133%, 154% and 60% for the years ended May 31, 2021, 2020, 2019, 2018 and 2017, respectively.

See Notes to Financial Statements.

58	Western Asset Intermediate Bond Fund 2021 Annual Report

For a share of each class of capital stock outstanding throughout each year ended May 31:
Class C Shares[1]	2021	2020	2019	2018	2017

Net asset value, beginning of year	$11.41	$11.01	$10.73	$10.96	$11.11

Income (loss) from operations:
Net investment income	0.09	0.16	0.20	0.16	0.14
Net realized and unrealized gain (loss)	0.11	0.47	0.28	(0.23)	0.06
Total income (loss) from operations	0.20	0.63	0.48	(0.07)	0.20

Less distributions from:
Net investment income	(0.11)	(0.17)	(0.20)	(0.16)	(0.13)
Net realized gains	(0.31)	(0.06)	—	—	(0.22)
Total distributions	(0.42)	(0.23)	(0.20)	(0.16)	(0.35)

Net asset value, end of year	$11.19	$11.41	$11.01	$10.73	$10.96
Total return[2]	1.75%	5.76%	4.57%	(0.69)%	1.84%

Net assets, end of year (000s)	$1,483	$1,318	$645	$497	$751

Ratios to average net assets:
Gross expenses	1.53%	1.56%	1.57%	1.58%	1.59%[3]
Net expenses[4]	1.53 [5]	1.56 [5]	1.57	1.58 [5]	1.59 [3]
Net investment income	0.83	1.42	1.86	1.42	1.25

Portfolio turnover rate[6]	60%	100%	94%	84%	55%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.65%. This expense limitation arrangement cannot be terminated prior to December 31, 2022 without the Board of Directors’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 72%, 123%, 133%, 154% and 60% for the years ended May 31, 2021, 2020, 2019, 2018 and 2017, respectively.

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2021 Annual Report	59

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended May 31:
Class R Shares[1]	2021	2020	2019	2018	2017

Net asset value, beginning of year	$11.40	$11.00	$10.72	$10.94	$11.09

Income (loss) from operations:
Net investment income	0.14	0.20	0.24	0.20	0.19
Net realized and unrealized gain (loss)	0.10	0.48	0.29	(0.22)	0.06
Total income (loss) from operations	0.24	0.68	0.53	(0.02)	0.25

Less distributions from:
Net investment income	(0.15)	(0.22)	(0.25)	(0.20)	(0.18)
Net realized gains	(0.31)	(0.06)	—	—	(0.22)
Total distributions	(0.46)	(0.28)	(0.25)	(0.20)	(0.40)

Net asset value, end of year	$11.18	$11.40	$11.00	$10.72	$10.94
Total return[2]	2.14%	6.18%	5.03%	(0.18)%	2.29%

Net assets, end of year (000s)	$805	$525	$276	$147	$208

Ratios to average net assets:
Gross expenses	1.25%	1.57%[3]	1.34%[3]	1.23%[3]	1.26%[3]
Net expenses[4,5]	1.15	1.15 [3]	1.15 [3]	1.15 [3]	1.15 [3]
Net investment income	1.22	1.84	2.29	1.85	1.69

Portfolio turnover rate[6]	60%	100%	94%	84%	55%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.15%. This expense limitation arrangement cannot be terminated prior to December 31, 2022 without the Board of Directors’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 72%, 123%, 133%, 154% and 60% for the years ended May 31, 2021, 2020, 2019, 2018 and 2017, respectively.

See Notes to Financial Statements.

60	Western Asset Intermediate Bond Fund 2021 Annual Report

For a share of each class of capital stock outstanding throughout each year ended May 31:
Class I Shares[1]	2021	2020	2019	2018	2017

Net asset value, beginning of year	$11.40	$10.99	$10.71	$10.94	$11.09

Income (loss) from operations:
Net investment income	0.21	0.27	0.31	0.27	0.26
Net realized and unrealized gain (loss)	0.09	0.48	0.29	(0.23)	0.06
Total income from operations	0.30	0.75	0.60	0.04	0.32

Less distributions from:
Net investment income	(0.22)	(0.28)	(0.32)	(0.27)	(0.25)
Net realized gains	(0.31)	(0.06)	—	—	(0.22)
Total distributions	(0.53)	(0.34)	(0.32)	(0.27)	(0.47)

Net asset value, end of year	$11.17	$11.40	$10.99	$10.71	$10.94
Total return[2]	2.66%	6.91%	5.67%	0.36%	2.95%

Net assets, end of year (millions)	$594	$620	$614	$432	$306

Ratios to average net assets:
Gross expenses	0.55%	0.55%	0.54%	0.52%	0.50%
Net expenses[3]	0.55 [4]	0.55 [4]	0.54	0.52	0.50
Net investment income	1.81	2.46	2.90	2.52	2.34

Portfolio turnover rate[5]	60%	100%	94%	84%	55%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 72%, 123%, 133%, 154% and 60% for the years ended May 31, 2021, 2020, 2019, 2018 and 2017, respectively.

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2021 Annual Report	61

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended May 31:
Class IS Shares[1]	2021	2020	2019	2018	2017

Net asset value, beginning of year	$11.40	$11.00	$10.72	$10.95	$11.10

Income (loss) from operations:
Net investment income	0.22	0.29	0.32	0.28	0.26
Net realized and unrealized gain (loss)	0.10	0.46	0.28	(0.23)	0.06
Total income from operations	0.32	0.75	0.60	0.05	0.32

Less distributions from:
Net investment income	(0.23)	(0.29)	(0.32)	(0.28)	(0.25)
Net realized gains	(0.31)	(0.06)	—	—	(0.22)
Total distributions	(0.54)	(0.35)	(0.32)	(0.28)	(0.47)

Net asset value, end of year	$11.18	$11.40	$11.00	$10.72	$10.95
Total return[2]	2.86%	6.93%	5.76%	0.43%	3.01%

Net assets, end of year (millions)	$463	$451	$366	$337	$308

Ratios to average net assets:
Gross expenses	0.44%	0.44%[3]	0.45%[3]	0.45%[3]	0.45%[3]
Net expenses[4,5]	0.44	0.44 [3]	0.45 [3]	0.45 [3]	0.45 [3]
Net investment income	1.92	2.56	2.98	2.58	2.39

Portfolio turnover rate[6]	60%	100%	94%	84%	55%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.45%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2022 without the Board of Directors’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[6]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 72%, 123%, 133%, 154% and 60% for the years ended May 31, 2021, 2020, 2019, 2018 and 2017, respectively.

See Notes to Financial Statements.

62	Western Asset Intermediate Bond Fund 2021 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Intermediate Bond Fund (the “Fund”) is a separate diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Global Fund Valuation Committee (formerly known as Legg Mason North Atlantic Fund Valuation Committee prior to March 1, 2021) (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the

Western Asset Intermediate Bond Fund 2021 Annual Report	63

Notes to financial statements (cont’d)

Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

64	Western Asset Intermediate Bond Fund 2021 Annual Report

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Corporate Bonds & Notes:
Financials	—	$169,671,216	$588,654	$170,259,870
Other Corporate Bonds & Notes	—	247,793,327	—	247,793,327
U.S. Government & Agency Obligations	—	344,216,403	—	344,216,403
Mortgage-Backed Securities	—	79,130,959	—	79,130,959
Asset-Backed Securities	—	75,495,617	—	75,495,617
Collateralized Mortgage Obligations	—	72,773,655	—	72,773,655
Sovereign Bonds	—	52,607,884	—	52,607,884
U.S. Treasury Inflation Protected Securities	—	9,819,063	—	9,819,063
Purchased Options	$314,900	—	—	314,900
Total Long-Term Investments	314,900	1,051,508,124	588,654	1,052,411,678
Short-Term Investments†	5,286,986	—	—	5,286,986
Total Investments	$5,601,886	$1,051,508,124	$588,654	$1,057,698,664

Western Asset Intermediate Bond Fund 2021 Annual Report	65

Notes to financial statements (cont’d)

ASSETS (cont’d)
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Futures Contracts††	$876,787	—	—	$876,787
Centrally Cleared Interest Rate Swaps††	—	$8,913,370	—	8,913,370
Centrally Cleared Credit Default Swaps on Credit Indices — Sell Protection††	—	566,753	—	566,753
Total Other Financial Instruments	$876,787	$9,480,123	—	$10,356,910
Total	$6,478,673	$1,060,988,247	$588,654	$1,068,055,574

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Written Options	$266,531	—	—	$266,531
Futures Contracts††	2,650,384	—	—	2,650,384
Centrally Cleared Interest Rate Swaps††	—	$1,053,390	—	1,053,390
Total	$2,916,915	$1,053,390	—	$3,970,305

†	See Schedule of Investments for additional detailed categorizations.

††	Reflects the unrealized appreciation (depreciation) of the instruments.

(b) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(c) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including

66	Western Asset Intermediate Bond Fund 2021 Annual Report

brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to

Western Asset Intermediate Bond Fund 2021 Annual Report	67

Notes to financial statements (cont’d)

interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a net receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of May 31, 2021, the total notional value of all credit default swaps to sell protection was $181,225,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the year ended May 31, 2021, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap

68	Western Asset Intermediate Bond Fund 2021 Annual Report

provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows

Western Asset Intermediate Bond Fund 2021 Annual Report	69

Notes to financial statements (cont’d)

based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, receive a fixed rate and pay a floating rate, or pay and receive a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(f) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped Securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of prepayment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(g) Securities traded on a when-issued and delayed delivery basis. The Fund may trade securities on a when-issued or delayed delivery basis. In when-issued and delayed delivery transactions, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.

Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

70	Western Asset Intermediate Bond Fund 2021 Annual Report

(h) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(i) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously entering into contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(j) Inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(k) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of

Western Asset Intermediate Bond Fund 2021 Annual Report	71

Notes to financial statements (cont’d)

investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(l) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter (“OTC”) derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or net asset value per share over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

72	Western Asset Intermediate Bond Fund 2021 Annual Report

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for OTC traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of May 31, 2021, the Fund did not have any open OTC derivative transactions with credit related contingent features in a net liability position.

(m) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(n) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record and are paid monthly.

Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(o) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

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Notes to financial statements (cont’d)

(p) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(q) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of May 31, 2021, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(r) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the Fund had no reclassifications.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company, LLC (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. As of July 31, 2020, LMPFA, Western Asset and Western Asset Limited are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”). Prior to July 31, 2020, LMPFA, Western Asset and Western Asset Limited were wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). As of July, 31, 2020, Legg Mason is a subsidiary of Franklin Resources.

LMPFA provides the Fund with management and administrative services for which the Fund pays a fee calculated daily and paid monthly, at an annual rate of 0.40% of the Fund’s average daily net assets. For their services, LMPFA pays Western Asset and Western Asset Limited monthly all of the management fee that it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class A, Class C, Class R and Class IS shares did not

74	Western Asset Intermediate Bond Fund 2021 Annual Report

exceed 0.90%, 1.65%, 1.15% and 0.45%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2022 without the Board of Directors’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund (the “affiliated money market fund waiver”). The affiliated money market fund waiver is not subject to the recapture provision discussed below.

During the year ended May 31, 2021, fees waived and/or expenses reimbursed amounted to $12,084, which included an affiliated money market fund waiver of $11,328.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at May 31, 2021, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

Class R
Expires May 31, 2022	$1,806
Expires May 31, 2023	757
Total fee waivers/expense reimbursements subject to recapture	$2,563

For the year ended May 31, 2021, LMPFA did not recapture any fees.

Legg Mason Investor Services, LLC (“LMIS”) serves as the Fund’s sole and exclusive distributor. As of July 31, 2020, LMIS is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources. Prior to July 31, 2020, LMIS was a wholly-owned broker-dealer subsidiary of Legg Mason. As of July 7, 2021, LMIS is renamed Franklin Distributors, LLC.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

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Notes to financial statements (cont’d)

For the year ended May 31, 2021, sales charges retained by and CDSCs paid to LMIS and its affiliates, if any, were as follows:

	Class A	Class C
Sales charges	$4,929	—
CDSCs	—	$139

As of July 31, 2020, all officers and one Director of the Corporation are employees of Franklin Resources or its affiliates and do not receive compensation from the Corporation. Prior to July 31, 2020, all officers and one Director of the Corporation were employees of Legg Mason and did not receive compensation from the Corporation.

3. Investments

During the year ended May 31, 2021, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$108,005,253	$697,887,120
Sales	153,167,658	621,099,656

At May 31, 2021, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost/Premiums Paid (Received)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$1,041,274,830	$45,082,279	$(28,658,445)	$16,423,834
Written options	(416,589)	158,115	(8,057)	150,058
Futures contracts	—	876,787	(2,650,384)	(1,773,597)
Swap contracts	4,391,844	9,480,123	(1,053,390)	8,426,733

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at May 31, 2021.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Credit Risk	Total
Purchased options[2]	$314,900	—	$314,900
Futures contracts[3]	876,787	—	876,787
Centrally cleared swap contracts[4]	8,913,370	$566,753	9,480,123
Total	$10,105,057	$566,753	$10,671,810

76	Western Asset Intermediate Bond Fund 2021 Annual Report

LIABILITY DERIVATIVES[1]
Interest Rate Risk
Written options	$266,531
Futures contracts[3]	2,650,384
Centrally cleared swap contracts[4]	1,053,390
Total	$3,970,305

[1]	Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation and for liability derivatives is payables/net unrealized depreciation.

[2]	Market value of purchased options is reported in Investments in unaffiliated securities at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only net variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[4]

Includes cumulative unrealized appreciation (depreciation) of centrally cleared swap contracts as reported in the Schedule of Investments. Only net variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended May 31, 2021. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Credit Risk	Total
Purchased options[1]	$(6,254,375)	—	$(6,254,375)
Futures contracts	25,590,217	—	25,590,217
Written options	4,795,267	$180,370	4,975,637
Swap contracts	(16,153,993)	4,135,061	(12,018,932)
Total	$7,977,116	$4,315,431	$12,292,547

[1]	Net realized gain (loss) from purchased options is reported in Net Realized Gain (Loss) From Investment transactions in unaffiliated securities in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Credit Risk	Total
Purchased options[1]	$283,739	—	$283,739
Futures contracts	(1,833,911)	—	(1,833,911)
Written options	(414,405)	$(177,581)	(591,986)
Swap contracts	23,780,530	(1,037,449)	22,743,081
Total	$21,815,953	$(1,215,030)	$20,600,923

Western Asset Intermediate Bond Fund 2021 Annual Report	77

Notes to financial statements (cont’d)

[1]

The change in unrealized appreciation (depreciation) from purchased options is reported in the Change in Net Unrealized Appreciation (Depreciation) From Investments in unaffiliated securities in the Statement of Operations.

During the year ended May 31, 2021, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$354,872
Written options	394,662
Futures contracts (to buy)	646,340,651
Futures contracts (to sell)	720,273,284

Average Notional Balance
Interest rate swap contracts	$239,062,154
Credit default swap contracts (to sell protection)	166,223,692

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C and Class R shares calculated at the annual rate of 0.25%, 1.00% and 0.50% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended May 31, 2021, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$7,020	$2,686
Class C	14,373	1,388
Class R	3,882	2,406
Class I	—	698,752
Class IS	—	18,994
Total	$25,275	$724,226

For the year ended May 31, 2021, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$29
Class C	15
Class R	764
Class I	6,519
Class IS	4,757
Total	$12,084

78	Western Asset Intermediate Bond Fund 2021 Annual Report

6. Distributions to shareholders by class

	Year Ended May 31, 2021	Year Ended May 31, 2020
Net Investment Income:
Class A	$45,331	$84,482
Class C	13,762	15,985
Class R	10,443	8,163
Class I	12,060,207	16,765,160
Class IS	9,330,379	9,727,093
Total	$21,460,122	$26,600,883

Net Realized Gains:
Class A	$70,496	$19,224
Class C	39,140	5,908
Class R	20,605	2,038
Class I	17,063,724	3,435,191
Class IS	11,894,165	1,821,312
Total	$29,088,130	$5,283,673

7. Capital shares

At May 31, 2021, the Corporation had 42.7 billion shares of capital stock authorized with a par value of $0.001 per share. Transactions in shares of each class were as follows:

	Year Ended May 31, 2021		Year Ended May 31, 2020
	Shares	Amount	Shares	Amount
Class A
Shares sold	175,172	$2,014,999	219,945	$2,451,108
Shares issued on reinvestment	9,523	108,192	6,066	67,712
Shares repurchased	(176,355)	(2,032,069)	(399,804)	(4,443,302)
Net increase (decrease)	8,340	$91,122	(173,793)	$(1,924,482)

Class C
Shares sold	34,698	$397,108	68,988	$773,264
Shares issued on reinvestment	4,576	52,134	1,860	20,807
Shares repurchased	(22,289)	(253,123)	(13,959)	(151,295)
Net increase	16,985	$196,119	56,889	$642,776

Class R
Shares sold	53,204	$606,313	23,054	$256,650
Shares issued on reinvestment	2,600	29,596	842	9,416
Shares repurchased	(29,793)	(338,031)	(2,951)	(33,204)
Net increase	26,011	$297,878	20,945	$232,862

Western Asset Intermediate Bond Fund 2021 Annual Report	79

Notes to financial statements (cont’d)

	Year Ended May 31, 2021		Year Ended May 31, 2020
	Shares	Amount	Shares	Amount

Class I
Shares sold	8,753,584	$100,160,435	17,135,911	$191,094,720
Shares issued on reinvestment	2,134,413	24,298,634	1,346,714	15,057,075
Shares repurchased	(12,146,410)	(138,454,328)	(19,860,930)	(218,867,489)
Net decrease	(1,258,413)	$(13,995,259)	(1,378,305)	$(12,715,694)

Class IS
Shares sold	6,095,954	$69,275,091	10,393,637	$113,119,219
Shares issued on reinvestment	1,655,194	18,857,752	995,744	11,143,154
Shares repurchased	(5,894,013)	(67,906,015)	(5,147,715)	(57,254,640)
Net increase	1,857,135	$20,226,828	6,241,666	$67,007,733

8. Transactions with affiliated companies

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The Fund invested in Western Asset Premier Institutional Government Reserves, Premium Shares, an affiliated registered money market fund managed by Western Asset. Benefit Street Partners is a wholly-owned subsidiary of Franklin Resources. The following companies were considered affiliated companies for all or some portion of the year ended May 31, 2021. The following transactions were effected in such companies for the year ended May 31, 2021.

	Affiliate Value at May 31, 2020	Purchased		Sold
		Cost	Shares/ Face amount	Cost	Shares/ Face amount
Benefit Street Partners CLO IV Ltd., 2014-IVA A1RR	$739,748	—	—	$750,000	750,000
Benefit Street Partners CLO IV Ltd., 2014-IVA ARRR	—	$750,000	750,000	—	—
Western Asset Premier Institutional Government Reserves, Premium Shares	—	433,769,509	433,769,509	428,482,523	428,482,523
	$739,748	$434,519,509		$429,232,523

80	Western Asset Intermediate Bond Fund 2021 Annual Report

(cont’d)	Realized Gain (Loss)	Interest Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at May 31, 2021
Benefit Street Partners CLO IV Ltd., 2014-IVA A1RR	—	$9,272	$10,252	—
Benefit Street Partners CLO IV Ltd., 2014-IVA ARRR	—	2,777	1,429	$751,429
Western Asset Premier Institutional Government Reserves, Premium Shares	—	5,438	—	5,286,986
	—	$17,487	$11,681	$6,038,415

9. Redemption facility

Effective February 5, 2021, the Fund’s redemption facility (the “Redemption Facility”) was terminated and the Fund and certain other participating funds within the Trust, together with other U.S. registered and foreign investment funds (collectively, the “Borrowers”) managed by LMPFA or Franklin Resources, became borrowers in a joint syndicated senior unsecured credit facility totaling $2.675 billion (the “Global Credit Facility”). The Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Unless renewed, the Global Credit Facility will terminate on February 4, 2022.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility; there is no upfront fee. Under the Redemption Facility, the Fund had access to the aggregate amount of $485 million for the period November 16, 2020 to February 5, 2021 and $265 million prior to November 16, 2020, and the following terms were in effect: the annual commitment fee to maintain the Redemption Facility was 0.15% incurred on the unused portion of the facility and there was an annual upfront fee of 0.06% of the $485 million Redemption Facility; prior to November 16, 2020, there was no upfront fee. The aggregate commitment fees under the Global Credit Facility and Redemption Facility are reflected in the Statement of Operations. The Fund did not utilize the Global Credit Facility nor the Redemption Facility during the year ended May 31, 2021.

Western Asset Intermediate Bond Fund 2021 Annual Report	81

Notes to financial statements (cont’d)

10. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended May 31, was as follows:

	2021	2020
Distributions paid from:
Ordinary income	$33,319,799	$31,884,556
Net long-term capital gains	17,228,453	—
Total distributions paid	$50,548,252	$31,884,556

As of May 31, 2021, the components of distributable earnings (loss) on a tax basis were as follows:

Undistributed ordinary income — net	$4,552,290
Undistributed long-term capital gains — net	1,367,055
Total undistributed earnings	$5,919,345
Other book/tax temporary differences(a)	(7,775,566)
Unrealized appreciation (depreciation)(b)	23,227,028
Total distributable earnings (loss) — net	$21,370,807

(a)

Other book/tax temporary differences are attributable to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures and options contracts, book/tax differences in the accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

11. Recent accounting pronouncement

In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting (the “ASU”). The amendments in the ASU provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

12. Other matters

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact

82	Western Asset Intermediate Bond Fund 2021 Annual Report

the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

***

The Fund’s investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. On March 5, 2021, the ICE Benchmark Administration, the administrator of LIBOR, stated that it will cease the publication of (i) the overnight and one-, three-, six- and twelve-month USD LIBOR settings immediately following the LIBOR publication on Friday, June 30, 2023 and (ii) all other LIBOR settings, including the one-week and two-month USD LIBOR settings, immediately following the LIBOR publication on Friday, December 31, 2021. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund’s transactions and the financial markets generally. As such, the potential effect of a transition away from LIBOR on the Fund or the Fund’s investments cannot yet be determined.

Western Asset Intermediate Bond Fund 2021 Annual Report	83

Report of independent registered public accounting firm

To the Board of Directors of Western Asset Funds, Inc. and Shareholders of Western Asset Intermediate Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Intermediate Bond Fund (one of the funds constituting Western Asset Funds, Inc., referred to hereafter as the “Fund”) as of May 31, 2021, the related statement of operations for the year ended May 31, 2021, the statement of changes in net assets for each of the two years in the period ended May 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended May 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2021 and the financial highlights for each of the five years in the period ended May 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

July 19, 2021

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

84	Western Asset Intermediate Bond Fund 2021 Annual Report

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Intermediate Bond Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202.

Information pertaining to the Directors and officers of the Board is set forth below. The Statement of Additional Information includes additional information about Directors and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Directors†

Robert Abeles, Jr.

Year of birth	1945

Position(s) with Fund	Director

Term of office[1] and length of time served[2]	Since 2013

Principal occupation(s) during the past five years	Board Member, Great Public Schools Now (since 2018); Senior Vice President Emeritus (since 2016) and formerly, Senior Vice President, Finance and Chief Financial Officer (2009 to 2016) at University of Southern California; Board Member, Excellent Education Development (since 2012)

Number of funds in fund complex overseen by Director[3]	57

Other Directorships held by Director during the past five years	None

Jane F. Dasher

Year of birth	1949

Position(s) with Fund	Director

Term of office[1] and length of time served[2]	Since 1999

Principal occupation(s) during the past five years	Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)

Number of funds in fund complex overseen by Director[3]	57

Other Directorships held by Director during the past five years	Director, Visual Kinematics, Inc. (since 2018)

Anita L. DeFrantz

Year of birth	1952

Position(s) with Fund	Director

Term of office[1] and length of time served[2]	Since 1998

Principal occupation(s) during the past five years	President of Tubman Truth Corp. (since 2015); President Emeritus (since 2015) and formerly, President (1987 to 2015) and Director (1990 to 2015) of LA84 (formerly Amateur Athletic Foundation of Los Angeles); Member (since 1986), Member of the Executive Board (since 2013) and Vice President (since 2017) of the International Olympic Committee

Number of funds in fund complex overseen by Director[3]	57

Other Directorships held by Director during the past five years	None

Western Asset Intermediate Bond Fund	85

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors† (cont’d)

Susan B. Kerley

Year of birth	1951

Position(s) with Fund	Director

Term of office[1] and length of time served[2]	Since 1992

Principal occupation(s) during the past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)

Number of funds in fund complex overseen by Director[3]	57

Other Directorships held by Director during the past five years	Director and Trustee (since 1990) and Chairman (since 2017 and 2005 to 2012) of various series of MainStay Family of Funds (66 funds); formerly, Investment Company Institute (ICI) Board of Governors (2006 to 2014); ICI Executive Committee (2011 to 2014); Chairman of the Independent Directors Council (2012 to 2014)

Michael Larson

Year of birth	1959

Position(s) with Fund	Director

Term of office[1] and length of time served[2]	Since 2004

Principal occupation(s) during the past five years	Chief Investment Officer for William H. Gates III (since 1994)[4]

Number of funds in fund complex overseen by Director[3]	57

Other Directorships held by Director during the past five years	Republic Services, Inc. (since 2009); Fomento Economico Mexicano, SAB (since 2011); Ecolab Inc. (since 2012); formerly, AutoNation, Inc. (2010 to 2018)

Avedick B. Poladian

Year of birth	1951

Position(s) with Fund	Director

Term of office[1] and length of time served[2]	Since 2007

Principal occupation(s) during the past five years	Director and Advisor (since 2017) and former Executive Vice President and Chief Operating Officer (2002 to 2016) of Lowe Enterprises, Inc. (privately held real estate and hospitality firm); formerly, Partner, Arthur Andersen, LLP (1974 to 2002)

Number of funds in fund complex overseen by Director[3]	57

Other Directorships held by Director during the past five years	Occidental Petroleum Corporation (since 2008); California Resources Corporation (since 2014); and Public Storage (since 2010)

86	Western Asset Intermediate Bond Fund

Independent Directors† (cont’d)

William E.B. Siart

Year of birth	1946

Position(s) with Fund	Director and Chairman of the Board

Term of office[1] and length of time served[2]	Since 1997

Principal occupation(s) during the past five years	Chairman of Great Public Schools Now (since 2015); Chairman of Excellent Education Development (since 2000); formerly, Trustee of The Getty Trust (since 2005 to 2017); Chairman of Walt Disney Concert Hall, Inc. (1998 to 2006)

Number of funds in fund complex overseen by Director[3]	57

Other Directorships held by Director during the past five years	Member of Board of United States Golf Association, Executive Committee Member (since 2017); Trustee, University of Southern California (since 1994)

Jaynie Miller Studenmund

Year of birth	1954

Position(s) with Fund	Director

Term of office[1] and length of time served[2]	Since 2004

Principal occupation(s) during the past five years	Corporate Board Member and Advisor (since 2004); formerly, Chief Operating Officer of Overture Services, Inc. (publicly traded internet company that created search engine marketing) (2001 to 2004); President and Chief Operating Officer, PayMyBills (internet innovator in bill presentment/payment space) (1999 to 2001); Executive vice president for consumer and business banking for three national financial institutions (1984 to 1997)

Number of funds in fund complex overseen by Director[3]	57

Other Directorships held by Director during the past five years	Director of Pacific Premier Bancorp Inc. and Pacific Premier Bank (since 2019); Director of EXL (operations management and analytics company) (since 2018); Director of CoreLogic, Inc. (information, analytics and business services company) (since 2012); formerly, Director of Pinnacle Entertainment, Inc. (gaming and hospitality company) (2012 to 2018); Director of LifeLock, Inc. (identity theft protection company) (2015 to 2017); Director of Orbitz Worldwide, Inc. (online travel company) (2007 to 2014)

Peter J. Taylor

Year of birth	1958

Position(s) with Fund	Director

Term of office[1] and length of time served[2]	Since 2019

Principal occupation(s) during the past five years	President, ECMC Foundation (nonprofit organization) (since 2014); formerly, Executive Vice President and Chief Financial Officer for University of California system (2009 to 2014)

Number of funds in fund complex overseen by Director[3]	57

Other Directorships held by Director during the past five years	Director of Pacific Mutual Holding Company[5] (since 2016); Member of the Board of Trustees of California State University system (since 2015); Ralph M. Parson Foundation (since 2015), Kaiser Family Foundation (since 2012), and Edison International (since 2011)

Western Asset Intermediate Bond Fund	87

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Interested Director

Ronald L. Olson[6]

Year of birth	1941

Position(s) with Fund	Director

Term of office[1] and length of time served[2]	Since 2005

Principal occupation(s) during the past five years	Partner of Munger, Tolles & Olson LLP (law partnership) (since 1968)

Number of funds in fund complex overseen by Director[3]	57

Other Directorships held by Director during the past five years	Berkshire Hathaway, Inc. (since 1997)

Interested Director and Officer

Jane Trust, CFA[7]

Year of birth	1962

Position(s) with Fund	Director, President and Chief Executive Officer

Term of office[1] and length of time served[2]	Since 2015

Principal occupation(s) during the past five years	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 145 funds associated with LMPFA or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); Senior Vice President of LMPFA (2015)

Number of funds in fund complex overseen by Director[3]	143

Other Directorships held by Director during the past five years	None

Additional Officers

Ted P. Becker

Franklin Templeton

620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1951

Position(s) with Fund	Chief Compliance Officer

Term of office[1] and length of time served[2]	Since 2007

Principal occupation(s) during the past five years	Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of LMPFA (since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason, Inc. (2006 to 2020); Managing Director of Compliance of Legg Mason & Co. (2005 to 2020)

88	Western Asset Intermediate Bond Fund

Additional Officers (cont’d)

Susan Kerr

Franklin Templeton

620 Eighth Avenue, 47th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Fund	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of Legg Mason Investor Services, LLC (“LMIS”); formerly, Assistant Vice President of Legg Mason & Co. (2010 to 2020)

Jenna Bailey

Franklin Templeton

100 First Stamford Place, 5th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) with Fund	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Compliance Analyst of Franklin Templeton (since 2020); Identity Theft Prevention Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2015); formerly, Compliance Officer of Legg Mason & Co. (2013 to 2020); Assistant Vice President of Legg Mason & Co. (2011 to 2020)

Marc A. De Oliveira*

Franklin Templeton

100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1971
Position(s) with Fund	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Associate General Counsel of Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

Western Asset Intermediate Bond Fund	89

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Additional Officers (cont’d)

Thomas C. Mandia

Franklin Templeton

100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Fund	Senior Vice President
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of LMPFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

Christopher Berarducci

Franklin Templeton

620 Eighth Avenue, 47th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Fund	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2019
Principal occupation(s) during the past five years	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020); Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

Jeanne M. Kelly

Franklin Templeton

620 Eighth Avenue, 47th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Fund	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020); Senior Vice President of LMFAM (2013 to 2015)

†	Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

*	Effective September 15, 2020, Mr. De Oliveira became Secretary and Chief Legal Officer.

[1]	Each Director and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

90	Western Asset Intermediate Bond Fund

[2]	Indicates the earliest year in which the Director became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]

Each board member also serves as a Director of Western Asset Investment Grade Income Fund Inc. and a Trustee of Western Asset Premier Bond Fund (closed-end investment companies), which are considered part of the same fund complex. Additionally, each board member serves as a Trustee of Western Asset Inflation-Linked Income Fund and Western Asset Inflation-Linked Opportunities & Income Fund, closed-end investment companies that are part of the same fund complex.

[4]

Mr. Larson is the chief investment officer for William H. Gates III and in that capacity oversees the investments of Mr. Gates and the investments of the Bill and Melinda Gates Foundation Trust (such combined investments are referred to as the “Accounts”). Since 1997, Western Asset has provided discretionary investment advice with respect to one or more Accounts.

[5]

Western Asset and its affiliates provide investment advisory services with respect to registered investment companies sponsored by an affiliate of Pacific Mutual Holding Company (“Pacific Holdings”). Affiliates of Pacific Holdings receive compensation from LMPFA or its affiliates for shareholder or distribution services provided with respect to registered investment companies for which Western Asset or its affiliates serve as investment adviser.

[6]	Mr. Olson is an “interested person” of the Fund, as defined in the 1940 Act, because his law firm has provided legal services to Western Asset.

[7]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

Western Asset Intermediate Bond Fund	91

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended May 31, 2021:

Record date:	Daily	12/4/2020	Daily
Payable date:	July 2020 through December 2020	12/7/2020	January 2021 through May 2021
Interest from Federal Obligations	15.03%	15.03%	15.92%
Long-Term Capital Gain Dividend	—	$0.18593	—

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

The following information is applicable to non U.S. resident shareholders:

The following ordinary income distributions paid monthly by the Fund represent Interest-related dividends eligible for exemption from U.S. withholding tax for nonresident shareholders and foreign corporations:

Record date:	Daily	Daily	12/4/2020	Daily
Payable date:	6/30/2020	July 2020 through December 2020	12/7/2020	January 2021 through May 2021
Interest-related Dividends	50.00%	70.00%	100.00%	55.00%

92	Western Asset Intermediate Bond Fund

Western Asset

Intermediate Bond Fund

Directors

Robert Abeles, Jr.

Jane F. Dasher

Anita L. DeFrantz

Susan B. Kerley

Michael Larson

Ronald L. Olson

Avedick B. Poladian

William E.B. Siart

Chairman

Jaynie M. Studenmund

Peter J. Taylor

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company, LLC

Western Asset Management Company Limited

Distributor

Legg Mason Investor Services, LLC

Custodian

The Bank of New York Mellon

Transfer agent

BNY Mellon Investment

Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Western Asset Intermediate Bond Fund

The Fund is a separate investment series of Western Asset Funds, Inc.

Western Asset Intermediate Bond Fund

Legg Mason Funds

620 Eighth Avenue, 47th

Floor New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Intermediate Bond Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2021 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law.

The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform. The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary, so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2018

Legg Mason California Consumer Privacy Act Policy

Although much of the personal information we collect is “nonpublic personal information” subject to federal law, residents of California may, in certain circumstances, have additional rights under the California Consumer Privacy Act (“CCPA”). For example, if you are a broker,

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

dealer, agent, fiduciary, or representative acting by or on behalf of, or for, the account of any other person(s) or household, or a financial advisor, or if you have otherwise provided personal information to us separate from the relationship we have with personal investors, the provisions of this Privacy Policy apply to your personal information (as defined by the CCPA).

•

In addition to the provisions of the Legg Mason Funds Security and Privacy Notice, you may have the right to know the categories and specific pieces of personal information we have collected about you.

•	You also have the right to request the deletion of the personal information collected or maintained by the Funds.

If you wish to exercise any of the rights you have in respect of your personal information, you should advise the Funds by contacting them as set forth below. The rights noted above are subject to our other legal and regulatory obligations and any exemptions under the CCPA. You may designate an authorized agent to make a rights request on your behalf, subject to the identification process described below. We do not discriminate based on requests for information related to our use of your personal information, and you have the right not to receive discriminatory treatment related to the exercise of your privacy rights.

We may request information from you in order to verify your identity or authority in making such a request. If you have appointed an authorized agent to make a request on your behalf, or you are an authorized agent making such a request (such as a power of attorney or other written permission), this process may include providing a password/passcode, a copy of government issued identification, affidavit or other applicable documentation, i.e. written permission. We may require you to verify your identity directly even when using an authorized agent, unless a power of attorney has been provided. We reserve the right to deny a request submitted by an agent if suitable and appropriate proof is not provided.

For the 12-month period prior to the date of this Privacy Policy, the Legg Mason Funds have not sold any of your personal information; nor do we have any plans to do so in the future.

Contact Information

Address: Data Privacy Officer, 100 International Dr., Baltimore, MD 21202

Email: DataProtectionOfficer@franklintempleton.com

Phone: 1-800-396-4748

Revised October 2020

NOT PART OF THE ANNUAL REPORT

Western Asset Management Company, LLC

Legg Mason, Inc. Subsidiaries

www.leggmason.com

© 2021 Legg Mason Investor Services, LLC Member FINRA, SIPC

WASX013143 7/21 SR21-4194

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Mr. Robert Abeles, Jr., possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial expert,” and have designated Mr. Abeles as the Audit Committee’s financial expert. Mr. Abeles is an “independent” Director pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending May 31, 2020 and May 31, 2021 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $173,112 in May 31, 2020 and in $169,204 in May 31, 2021.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in May 31, 2020 and $0 in May 31, 2021.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in May 31, 2020 and $0 in May 31, 2021. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate other fees billed in the Reporting Periods for products and services provided by the Auditor were $0 in May 31, 2020 and $0 in May 31, 2021, other than the services reported in paragraphs (a) through (c) for the Item for the Western Asset Funds, Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Funds, Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Funds, Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for May 31, 2020 and May 31, 2021; Tax Fees were 100% and 100% for May 31, 2020 and May 31, 2021; and Other Fees were 100% and 100% for May 31, 2020 and May 31, 2021.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Funds, Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Funds, Inc. during the reporting period were $457,301 in May 31, 2020 and $773,011 in May 31, 2021.

(h) Yes. Western Asset Funds, Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset Funds, Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert Abeles, Jr.

Jane F. Dasher

Anita L. DeFrantz

Susan B. Kerley

Michael Larson

Ronald L. Olson

Avedick B. Poladian

William E.B. Siart

Jaynie M. Studenmund

Peter J. Taylor

Jane Trust

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit  99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Funds, Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: July 22, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: July 22, 2021

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date: July 22, 2021